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                                                                  EXECUTION COPY

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                    GREENPOINT HOME EQUITY LOAN TRUST 2000-1



                Class A-1 Variable Rate Asset Backed Certificates
                   Class A-2 Variable Rate Asset Backed Notes


                         POOLING AGREEMENT AND INDENTURE


                            Dated as of June 1, 2000


                              BANKERS TRUST COMPANY
                                     Trustee


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

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I Definitions and Incorporation by Reference..............................................................2

      SECTION 1.1.    Definitions.................................................................................2
      SECTION 1.2.    Incorporation by Reference of the Trust Indenture Act.......................................2
      SECTION 1.3.    Rules of Construction.......................................................................3
      SECTION 1.4.    Action by or Consent of Securityholders and Residual Certificateholders.....................3
      SECTION 1.5.    Conflict with TIA...........................................................................3

ARTICLE II The Notes; the Securities..............................................................................4

      SECTION 2.1.    Form .......................................................................................4
      SECTION 2.2.    Execution, Authentication and Delivery......................................................4
      SECTION 2.3.    Registration; Registration of Transfer and Exchange.........................................4
      SECTION 2.4.    Mutilated, Destroyed, Lost or Stolen Notes..................................................4
      SECTION 2.5.    Persons Deemed Owners.......................................................................5
      SECTION 2.6.    Payment of Principal and Interest; Defaulted Interest.......................................5
      SECTION 2.7.    Cancellation................................................................................6
      SECTION 2.8.    Release of Collateral.......................................................................6
      SECTION 2.9.    Book-Entry Notes............................................................................6
      SECTION 2.10.   Notices to Clearing Agency..................................................................6
      SECTION 2.11.   Definitive Notes............................................................................6

ARTICLE III Covenants ............................................................................................6

      SECTION 3.1.    Payment of Principal and Interest...........................................................6
      SECTION 3.2.    Maintenance of Office or Agency.............................................................6
      SECTION 3.3.    Money for Payments to be Held in Trust......................................................7
      SECTION 3.4.    Existence...................................................................................7
      SECTION 3.5.    Protection of Trust Property................................................................8
      SECTION 3.6.    Opinions as to Trust Property...............................................................8
      SECTION 3.7.    Performance of Obligations; Servicing of Mortgage Loans.....................................9
      SECTION 3.8.    Negative Covenants.........................................................................10
      SECTION 3.9.    Annual Statement as to Compliance..........................................................11
      SECTION 3.10.   Issuer May Not Consolidate or Transfer Assets..............................................11
      SECTION 3.11.   No Other Business..........................................................................11
      SECTION 3.12.   No Borrowing...............................................................................11
      SECTION 3.13.   Servicer's Obligations.....................................................................11
      SECTION 3.14.   Guarantees, Loans, Advances and Other Liabilities..........................................11
      SECTION 3.15.   Capital Expenditures.......................................................................12
      SECTION 3.16.   Compliance with Laws.......................................................................12
      SECTION 3.17.   Restricted Payments........................................................................12
      SECTION 3.18.   Notice of Rapid Amortization Events and Events of Servicing Termination....................12
      SECTION 3.19.   Further Instruments and Acts...............................................................12
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

      SECTION 3.20.   Amendments of Sale and Servicing Agreement and Trust Agreement.............................12
      SECTION 3.21.   Income Tax Characterization................................................................13

ARTICLE IV Satisfaction and Discharge............................................................................13

      SECTION 4.1.    Satisfaction and Discharge of Pooling Agreement............................................13
      SECTION 4.2.    Application of Trust Money.................................................................14
      SECTION 4.3.    Repayment of Monies Held by Security Paying Agent..........................................14

ARTICLE V Remedies...............................................................................................14

      SECTION 5.1.    Remedies...................................................................................14
      SECTION 5.2.    Limitation of Suits........................................................................14
      SECTION 5.3.    Unconditional Rights of Securityholders To Receive Principal and Interest..................15
      SECTION 5.4.    Restoration of Rights and Remedies.........................................................15
      SECTION 5.5.    Rights and Remedies Cumulative.............................................................16
      SECTION 5.6.    Delay or Omission Not a Waiver.............................................................16
      SECTION 5.7.    Control by Securityholders.................................................................16
      SECTION 5.8.    Undertaking for Costs......................................................................16
      SECTION 5.9.    Waiver of Stay or Extension Laws...........................................................17
      SECTION 5.10.   Action on Securities.......................................................................17
      SECTION 5.11.   Performance and Enforcement of Certain Obligations.........................................17
      SECTION 5.12.   Subrogation................................................................................18
      SECTION 5.13.   Preference Claims..........................................................................18

ARTICLE VI The Trustee...........................................................................................19

      SECTION 6.1.    Duties of Trustee..........................................................................19
      SECTION 6.2.    Rights of Trustee..........................................................................21
      SECTION 6.3.    Individual Rights of Trustee...............................................................22
      SECTION 6.4.    Trustee's Disclaimer.......................................................................22
      SECTION 6.5.    Notice of Rapid Amortization Events and Events of Servicing Termination....................22
      SECTION 6.6.    Reports by Trustee to Holders..............................................................22
      SECTION 6.7.    Compensation and Indemnity.................................................................22
      SECTION 6.8.    Replacement of Trustee.....................................................................23
      SECTION 6.9.    Successor Trustee by Merger................................................................24
      SECTION 6.10.   Appointment of Co-Trustee or Separate Trustee..............................................25
      SECTION 6.11.   Eligibility; Disqualification..............................................................26
      SECTION 6.12.   Preferential Collection of Claims Against Issuer...........................................26
      SECTION 6.13.   Appointment and Powers.....................................................................26
      SECTION 6.14.   Performance of Duties......................................................................27
      SECTION 6.15.   Limitation on Liability....................................................................27
      SECTION 6.16.   Reliance Upon Documents....................................................................27
      SECTION 6.17.   Representations and Warranties of the Trustee..............................................27
      SECTION 6.18.   Waiver of Setoffs..........................................................................28
      SECTION 6.19.   Control by the Controlling Party...........................................................28

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
      SECTION 6.20.   Trustee May Enforce Claims Without Possession of Certificates..............................28
      SECTION 6.21.   Suits for Enforcement......................................................................28
      SECTION 6.22.   Mortgagor Claims...........................................................................28

ARTICLE VII Securityholders' Lists and Reports...................................................................29

      SECTION 7.1.    Issuer To Furnish To Trustee Names and Addresses of Securityholders........................29
      SECTION 7.2.    Preservation of Information; Communications to Securityholders.............................29
      SECTION 7.3.    Reports by Issuer..........................................................................30
      SECTION 7.4.    Reports by Trustee.........................................................................30

ARTICLE VIII Payments and Statements to Securityholders and Residual Securityholders; Accounts,
                      Disbursements and Releases.................................................................30

      SECTION 8.1.    Collection of Money........................................................................30
      SECTION 8.2.    Release of Trust Property..................................................................31
      SECTION 8.3.    Establishment of Accounts..................................................................31
      SECTION 8.4.    The Policy and the Guarantee...............................................................31
      SECTION 8.5.    Payments under the GreenPoint Bank Demand Note.............................................33
      SECTION 8.6.    Reserve Fund...............................................................................33
      SECTION 8.7.    Priority of Distributions..................................................................34
      SECTION 8.8.    Statements to Securityholders..............................................................36
      SECTION 8.9.    Rights of Securityholders and Residual Certificateholders..................................37
      SECTION 8.10.   Opinion of Counsel.........................................................................38

ARTICLE IX Supplemental Pooling Agreements.......................................................................38

      SECTION 9.1.    Supplemental Pooling Agreements Without Consent of Securityholders.........................38
      SECTION 9.2.    Supplemental Pooling Agreements with Consent of Securityholders............................39
      SECTION 9.3.    Execution of Supplemental Pooling Agreements...............................................41
      SECTION 9.4.    Effect of Supplemental Pooling Agreement...................................................41
      SECTION 9.5.    Reference in Securities to Conformity With Trust Indenture Act.............................41
      SECTION 9.6.    Reference in Securities to Supplemental Pooling Agreements.................................41

ARTICLE X Redemption of Securities...............................................................................41

      SECTION 10.1.   Redemption.................................................................................41
      SECTION 10.2.   Surrender of Securities....................................................................42
      SECTION 10.3.   Form of Redemption Notice..................................................................43
      SECTION 10.4.   Securities Payable on Redemption Date......................................................44

ARTICLE XI Miscellaneous.........................................................................................44

      SECTION 11.1.   Compliance Certificates and Opinions, etc..................................................44
      SECTION 11.2.   Form of Documents Delivered to Trustee.....................................................44
      SECTION 11.3.   Acts of Securityholders....................................................................45
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
      SECTION 11.4.   Notices, etc., to Trustee, Issuer, Insurer, Freddie Mac and Rating Agencies................46
      SECTION 11.5.   Notices to Securityholders; Waiver.........................................................47
      SECTION 11.6.   Alternate Payment and Notice Provisions....................................................47
      SECTION 11.7.   Conflict with Trust Indenture Act..........................................................48
      SECTION 11.8.   Effect of Headings and Table of Contents...................................................48
      SECTION 11.9.   Successors and Assigns.....................................................................48
      SECTION 11.10.  Separability...............................................................................48
      SECTION 11.11.  Benefits of Pooling Agreement..............................................................48
      SECTION 11.12.  Legal Holidays.............................................................................48
      SECTION 11.13.  GOVERNING LAW..............................................................................48
      SECTION 11.14.  Counterparts...............................................................................49
      SECTION 11.15.  Recording of Pooling Agreement.............................................................49
      SECTION 11.16.  Trust Obligation...........................................................................49
      SECTION 11.17.  No Petition................................................................................49
      SECTION 11.18.  Inspection.................................................................................49
      SECTION 11.19.  Limitation of Liability....................................................................50

ARTICLE XII Rapid Amortization Events............................................................................50

      SECTION 12.1.   Rapid Amortization Events..................................................................50

ANNEX A - Defined Terms

EXHIBIT A - Form of Class A-2 Note
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     POOLING AGREEMENT AND INDENTURE, dated as of June 1, 2000 (the "Pooling
Agreement"), between GREENPOINT HOME EQUITY LOAN TRUST 2000-1, a Delaware business trust (the "Issuer"), BANKERS TRUST COMPANY, a national banking association, as trustee (the "Trustee") and FEDERAL HOME LOAN MORTGAGE
CORPORATION ("Freddie Mac").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Class A-1 Variable Rate
Asset Backed Certificates (the "Class A-1 Certificates") and Class A-2 Variable
Rate Asset Backed Notes (the "Class A-2 Notes" and, together with the Class A-1
Certificates, the "Securities"):

     As security for the payment and performance by the Issuer of its obligations under this Pooling Agreement and the Securities, the Issuer has agreed to assign the Collateral (as defined below) to the Trustee on behalf of the Securityholders.

     Ambac Assurance Corporation (the "Insurer") has issued and delivered a financial guaranty insurance policy for both Classes of Securities, dated the Closing Date (the "Policy"), pursuant to which the Insurer guarantees the Insured Payments (as defined below).

     As an inducement to the Insurer to issue and deliver the Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity
Agreement, dated as of June 29, 2000 (as amended from time to time, the "Insurance Agreement"), among the Insurer, the Issuer, GreenPoint Mortgage
Funding, Inc., GreenPoint Mortgage Securities Inc. and the Trustee.

     As an additional inducement to the Insurer to issue the Policy and Freddie
Mac to issue the Guarantee, and as security for the performance by the Issuer of the Insurer Issuer Secured Obligations and as security for the performance by the Issuer of the Trustee Issuer Secured Obligations, the Issuer has agreed to grant and assign the Collateral (as defined below) to the Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.

     Freddie Mac has guaranteed the payment of Insured Payments on the Class A-1
Certificates to the extent not otherwise paid by the Insurer (the "Guarantee") pursuant to Section 8.4 of this Pooling Agreement.


                                       1



                                 GRANTING CLAUSE

     The Issuer hereby Grants to the Trustee at the Closing Date, for the benefit of the Issuer Secured Parties all of the Issuer's right, title and interest in and to: (i)(A) a pool ("Pool I") of certain adjustable rate home equity revolving credit line loans (the "HELOC Mortgage Loans") (including any Additional Balances related thereto) and certain second lien closed-end loans (the "Closed End Mortgage Loans") in each case which substantially conform to the loan origination standards with respect to loan balances as of the date of origination set forth by Freddie Mac (the "Pool I Mortgage Loans") and (B) a pool ("Pool II") of certain HELOC Mortgage Loans (including any Additional Balances related thereto) and certain Closed End Mortgage Loans (the "Pool II Mortgage Loans" and together with the Pool I Mortgage Loans, the "Mortgage Loans"), in each case as set forth in Exhibit A to the Sale and Servicing Agreement; (ii) the collections in respect of the Mortgage Loans after the Cut-Off Date; (iii) property that secured a Mortgage Loan that has been acquired by foreclosure or deed in lieu of foreclosure; (iv) rights of the Sponsor under hazard insurance policies covering the Mortgaged Properties; (v) the Policy;
(vi) the Demand Note; (vii) amounts on deposit from time to time in the Collection Account; (viii) any amounts on deposit in the Reserve Fund; (ix) all rights under the Purchase Agreement assigned to the Issuer (including all representations and warranties of the Seller contained therein) and all rights of the Issuer under the Sale and Servicing Agreement; and (x) any and all proceeds of the foregoing (the items set forth in (i) through (ix) above, the "Collateral").

     The foregoing Grant is made in trust to the Trustee, for the benefit first, of the Holders of the Securities, and second, for the benefit of the Insurer and Freddie Mac. The Trustee hereby acknowledges such Grant, accepts the trusts under this Pooling Agreement in accordance with the provisions of this Pooling Agreement and agrees to perform its duties required in this Pooling Agreement to the best of its ability to the end that the interests of such parties, recognizing the priorities of their respective interests may be adequately and effectively protected.


                                   ARTICLE I

                   Definitions and Incorporation by Reference

     SECTION 1.1. Definitions. Except as otherwise specified herein, the following terms have the respective meanings set forth in Annex A to this Pooling Agreement.

     SECTION 1.2. Incorporation by Reference of the Trust Indenture Act. Whenever this Pooling Agreement refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Pooling Agreement. The following TIA terms used in this Pooling Agreement have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Class A-2 Notes.

     "indenture security holder" means a Holder of the Class A-2 Notes.

     "indenture to be qualified" means this Pooling Agreement.

     "Indenture Trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Issuer.

     All other TIA terms used in this Pooling Agreement that are defined by the TIA, or defined by Commission rule have the meaning assigned to them by such definitions.

     SECTION 1.3. Rules of Construction. Unless the context otherwise requires:

          (i) a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iii) "or" is not exclusive;

          (iv) "including" means including without limitation; and

          (v) words in the singular include the plural and words in the plural include the singular.

     SECTION 1.4. Action by or Consent of Securityholders and Residual Certificateholders. Whenever any provision of this Pooling Agreement refers to action to be taken, or consented to, by Securityholders or Residual Certificateholders, such provision shall be deemed to refer to the Securityholder or Residual Certificateholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Securityholders or Residual Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Securityholders or Residual Certificateholders, any Security or Residual Certificate registered in the name of GreenPoint Mortgage Funding, Inc. or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Trustee or the Owner Trustee is entitled to rely upon any such action or consent, only Securities or Residual Certificates which the Owner Trustee or the Trustee, respectively, knows to be so owned shall be so disregarded.

     SECTION 1.5. Conflict with TIA. If any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be part of and govern this Indenture, the latter provision shall control and all provisions required by the TIA are hereby incorporated by reference. If any provision of this Pooling Agreement modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provisions shall be deemed to apply to this Pooling Agreement as so modified or to be excluded, as the case may be.

                                   ARTICLE II

                            The Notes; the Securities

     SECTION 2.1. Form. The Class A-2 Notes, together with the Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Pooling Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Notes may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A are part of the terms of this Pooling Agreement.

     SECTION 2.2. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

     Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Trustee shall authenticate and deliver Class A-2 Notes for original issue in the aggregate principal amount of $108,598,000. The Class A-2 Notes outstanding at any time may not exceed such amounts except as provided in
Section 2.6.

     Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

     No Note shall be entitled to any benefit under this Pooling Agreement or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Notes shall be conclusive evidence, and the only evidence, that such Notes have been duly authenticated and delivered hereunder. Subject to Section 3.10 of the Trust Agreement, the Notes shall be Book Entry Notes.

     SECTION 2.3. Registration; Registration of Transfer and Exchange. All terms concerning the registration and registration of transfer and exchange of the Class A-2 Notes are contained in the Trust Agreement.

     SECTION 2.4. Mutilated, Destroyed, Lost or Stolen Notes. All terms concerning mutilated, destroyed, lost or stolen Class A-2 Notes are contained in the Trust Agreement.

     SECTION 2.5. Persons Deemed Owners. All terms concerning deemed ownership of the Notes are contained in the Trust Agreement.

     SECTION 2.6. Payment of Principal and Interest; Defaulted Interest.

     (a) The Securities shall accrue interest as provided herein, and such amount shall be payable on each Payment Date as specified herein. Any installment of interest or principal, if any, payable on any Security which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Security Register on such Record Date, except that, unless Definitive Securities have been issued pursuant to Section 2.11, with respect to Securities registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), and with respect to the Class A-1 Certificates payment will be made by wire transfer in immediately available funds to the account designated by such nominee or the Class A-1 Securityholder and except for the final installment of principal payable with respect to such Security on a Payment Date or on the Final Scheduled Payment Date (and except for the Redemption Price for any Security called for redemption pursuant to Section 10.1) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

     (b) Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Security is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Security will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Security and shall specify the place where such Security may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Securities shall be mailed to Securityholders as provided in Section 10.2.

     (c) If the Issuer defaults in a payment of interest on the Securities, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Security Rate to the extent lawful. The Issuer may pay such defaulted interest to the Persons who are Securityholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Securityholder and the Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

     (d) Promptly following the date on which all principal of and interest on the Securities has been paid in full and the Securities have been surrendered to the Trustee, the Trustee shall, upon written notice from the Servicer of the amounts, if any, that the Insurer and Freddie Mac have paid in respect of the Securities under the Policy, the Guarantee or otherwise which has not been reimbursed to either the Insurer or Freddie Mac, deliver such surrendered Securities to the Insurer and Freddie Mac, pro rata by unreimbursed amount, to the extent not previously cancelled or destroyed.

     SECTION 2.7. Cancellation. All terms concerning cancellation of the Class A-2 Notes are contained in the Trust Agreement.

     SECTION 2.8. Release of Collateral. The Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Property from the lien created by this Pooling Agreement and deposit in the Collection Account any funds then on deposit in any other Account. The Trustee shall release property from the lien created by this Pooling Agreement pursuant to this Section 2.8 only upon receipt of an Issuer Request by it accompanied by an Officer's Certificate and an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

     SECTION 2.9. Book-Entry Notes. All terms concerning Book-Entry Securities are contained in the Trust Agreement.

     SECTION 2.10. Notices to Clearing Agency. All terms concerning notices to the Clearing Agency are contained in the Trust Agreement.

     SECTION 2.11. Definitive Notes. All terms concerning Definitive Securities are contained in the Trust Agreement.

                                   ARTICLE III

                                    Covenants

     SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Certificates and this Pooling Agreement. The Class A-1 Certificates represent beneficial ownership interests in the Trust and the Class A-2 Notes shall be debt obligations of the Trust and both Classes of Securities are limited in right of payment to amounts available from the Trust as provided in this Pooling Agreement and the Trust shall not otherwise be liable for payments on the Securities. No person shall be personally liable for any amounts payable under the Securities. Amounts properly withheld under the Code by any Person from a payment to any Securityholder of interest and/or principal shall be considered as having been paid by the Issuer to such Securityholder for all purposes of this Pooling Agreement.

     SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain in New York, New York, an office or agency where Securities may be surrendered for registration, transfer or exchange of the Securities, and where notices and demands to or upon the Issuer in respect of the Securities and this Pooling Agreement may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 3.3. Money for Payments to be Held in Trust. The Issuer will cause each Security Paying Agent other than the Trustee to execute and deliver to the Trustee, the Insurer and Freddie Mac an instrument in which such Security Paying Agent shall agree with the Trustee (and if the Trustee acts as Certificate Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Security Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Trustee written notice of any default by the Issuer (or any other obligor upon the Securities) of which it has actual knowledge in the making of any payment required to be made with respect to the Securities;

          (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Security Paying Agent;

          (iv) immediately resign as a Security Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Securities if at any time it ceases to meet the standards required to be met by a Security Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Securities of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Pooling Agreement or for any other purpose, by Issuer Order direct any Security Paying Agent to pay to the Trustee all sums held in trust by such Security Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Security Paying Agent; and upon such a payment by any Security Paying Agent to the Trustee, such Security Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Security Paying Agent in trust for the payment of any amount due with respect to any Security and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request, and shall be deposited by the Trustee in the Collection Account; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Security Paying Agent with respect to such trust money shall thereupon cease.

     SECTION 3.4. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Pooling Agreement, the Trust Property, the Securities, and each other instrument or agreement included in the Trust Property.

     SECTION 3.5. Protection of Trust Property. The Issuer intends the security interest granted pursuant to this Pooling Agreement in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Property, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Property. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) Grant more effectively all or any portion of the Trust Property;

          (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the Issuer Secured Parties created by this Pooling Agreement or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Pooling Agreement;

          (iv) enforce any of the Collateral, including making draws on the Demand Note;

          (v) preserve and defend title to the Trust Property and the rights of the Trustee in such Trust Property against the claims of all persons and parties; and

          (vi) pay all taxes or assessments levied or assessed upon the Trust Property when due.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section; provided that, such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with respect to its duties under this Section 3.5 or the adequacy of any financing statement, continuation statement or other instrument prepared by the Issuer.

     SECTION 3.6. Opinions as to Trust Property.

     (a) On the Closing Date, the Issuer shall furnish to the Trustee, the Insurer and Freddie Mac an Opinion of Counsel stating that, in the opinion of such counsel, such actions have been taken with respect to the recording and filing of this Pooling Agreement, any Pooling Agreements supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Issuer Secured Parties, created by this Pooling Agreement.

     (b) Within 90 days after the beginning of each calendar year, beginning in 2001, the Issuer shall furnish to the Trustee, the Insurer and Freddie Mac, an Opinion of Counsel either stating that, in the opinion of such counsel, such actions have been taken with respect to the recording, filing, re-recording and refiling of this Pooling Agreement, any Pooling Agreements supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Pooling Agreement and reciting the details of such action or stating that in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Pooling Agreement, any Pooling Agreements supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Pooling Agreement.

     SECTION 3.7. Performance of Obligations; Servicing of Mortgage Loans.

     (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Pooling Agreement, the Basic Documents or such other instrument or agreement.

     (b) The Issuer may contract with other Persons acceptable to the Controlling Party to assist it in performing its duties under this Pooling Agreement, and any performance of such duties by a Person identified to the Trustee, the Insurer and Freddie Mac in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Pooling Agreement.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Pooling Agreement, the Basic Documents and in the instruments and agreements included in the Trust Property, including, but not limited, to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Pooling Agreement and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Trustee, the Controlling Party or the Holders of at least a majority of the Outstanding Amount of the Securities.

     (d) If a Responsible Officer of the Owner Trustee shall have actual knowledge of the occurrence of an Event of Servicing Termination under the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee, the Insurer, Freddie Mac and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Mortgage Loans, the Issuer shall take all reasonable steps available to it to remedy such failure.

     (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Sponsor of their respective duties under the Basic Documents (x) without the prior consent of the Insurer and Freddie Mac or
(y) if the effect thereof would adversely affect the Holders of the Securities.

     SECTION 3.8. Negative Covenants. So long as any Securities are Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Pooling Agreement or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Property (but excluding any Mortgage Loans removed from either Pool pursuant to Section 2.07 of the Sale and Servicing Agreement), without the consent of the Controlling Party (which consent may not be unreasonably withheld) provided, that if an Insurer Default has occurred and is continuing and if Freddie Mac has not performed its duties pursuant to the Guarantee, the Securityholders representing 66-2/3% of the Outstanding Amount may direct the Trustee to sell or dispose of the Trust Property if the Trustee receives the Liquidation Price, as described in Section 12.1.

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Securities (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Securityholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Property; or

          (iii) (A) permit the validity or effectiveness of this Pooling Agreement to be impaired, or permit the lien in favor of the Trustee created by this Pooling Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Securities under this Pooling Agreement except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Pooling Agreement) to be created on or extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Mortgaged Property and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Pooling Agreement not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Property or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Insurer and Freddie Mac, which consents may not be unreasonably withheld.

     SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Trustee, the Insurer and Freddie Mac, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2000) and otherwise in compliance with the requirements of TIA Section 314(a)(4), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

          (i) a review of the activities of the Issuer during such year and of performance under this Pooling Agreement has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Pooling Agreement throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     SECTION 3.10. Issuer May Not Consolidate or Transfer Assets.

     (a) The Issuer may not consolidate or merge with or into any other Person.

     (b) Except as otherwise provided in the Sale and Servicing Agreement, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Property, to any Person.

     SECTION 3.11. No Other Business. The Issuer shall not engage in any business other than purchasing, owning, selling and managing the Mortgage Loans and other assets in the manner contemplated by this Pooling Agreement and the Basic Documents and activities incidental thereto.

     SECTION 3.12. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness or any certificates of beneficial interest except for (i) the Class A-1 Certificates and the Residual Certificates, (ii) the Class A-2 Notes, (iii) obligations owing from time to time to the Insurer under the Insurance Agreement and Freddie Mac under the Guarantee and (iv) any other indebtedness permitted by or arising under the Basic Documents, except that the Issuer shall not incur any indebtedness that would cause it, or any portion thereof, to be treated as a "taxable mortgage pool" under Section 7701 of the Code. The proceeds of the Securities and the Residual Certificates shall be used exclusively to fund the Issuer's purchase of the Mortgage Loans and the other assets specified in the Sale and Servicing Agreement, to fund the Reserve Fund and to pay the Issuer's organizational, transactional and start-up expenses.

     SECTION 3.13. Servicer's Obligations. The Issuer shall cause the Servicer to comply with Sections 3.10 and 4.01 of the Sale and Servicing Agreement and
Section 9.5 herein.

     SECTION 3.14. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Pooling Agreement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.15. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personality).

     SECTION 3.16. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Securities, this Pooling Agreement or any Basic Document.

     SECTION 3.17. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, this Pooling Agreement, or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Pooling Agreement and the Basic Documents.

     SECTION 3.18. Notice of Rapid Amortization Events and Events of Servicing Termination. Upon a Responsible Officer of the Owner Trustee having actual knowledge thereof, the Issuer agrees to give the Trustee, the Insurer, Freddie Mac and the Rating Agencies prompt written notice of each Rapid Amortization Event hereunder or Event of Servicing Termination under the Sale and Servicing Agreement.

     SECTION 3.19. Further Instruments and Acts. Upon request of the Controlling Party, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Pooling Agreement.

     SECTION 3.20. Amendments of Sale and Servicing Agreement and Trust Agreement. The Issuer shall not agree to any amendment to Section 9.01 of the Sale and Servicing Agreement or Section 12.1 of the Trust Agreement to eliminate the requirements thereunder that the Trustee, the Insurer, Freddie Mac or the Holders of the Securities consent to amendments thereto as provided therein.

     SECTION 3.21. Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer and the Securityholders will treat the Securities as indebtedness of the Sponsor and hereby instruct the Trustee to treat the Securities as indebtedness of the Sponsor for federal and state tax reporting purposes.

                                   ARTICLE IV
                           Satisfaction and Discharge

     SECTION 4.1. Satisfaction and Discharge of Pooling Agreement. Upon payment in full of the Securities, this Pooling Agreement shall cease to be of further effect with respect to the Securities except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Securities, (iii) rights of Securityholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20 and 3.21, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7 and the obligations of the Trustee under Section 4.2) and (vi) the rights of Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Pooling Agreement with respect to the Securities, when either

     (1) all Securities theretofore authenticated and delivered (other than (i) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.4 of the Trust Agreement and (ii) Securities for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Trustee for cancellation and the Policy has terminated and been returned to the Insurer for cancellation and all amounts owing to the Insurer and Freddie Mac have been paid in full; or

     (2) all Securities not theretofore delivered to the Trustee for cancellation

          (i) have become due and payable,

          (ii) will become due and payable at their respective Final Scheduled Payment Dates within one year, or

          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and in the case of (i), (ii) or (iii) above

     (A) the Issuer, has irrevocably deposited or caused to be irrevocably deposited with the Trustee cash or direct obligations of or obligations guaranteed by the United States of

America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire outstanding principal balance of the Class A-1 Certificates and the entire indebtedness on the Class A-2 Notes, in each case to the extent not theretofore delivered to the Trustee for cancellation when due on the Final Scheduled Payment Date or Redemption Date (if Securities shall have been called for redemption pursuant to Section 10.1), as the case may be;

     (B) the Issuer has paid or caused to be paid all Insurer Issuer Secured Obligations and all Trustee Issuer Secured Obligations; and

     (C) the Issuer has delivered to the Trustee, the Insurer and Freddie Mac an Officer's Certificate, an Opinion of Counsel and if required by the TIA, the Trustee, the Insurer or Freddie Mac an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
Section 11.1(a) and each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Pooling Agreement have been complied with.

     SECTION 4.2. Application of Trust Money. All monies deposited with the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Pooling Agreement, to the payment, either directly or through any Security Paying Agent, as the Trustee may determine, to the Holders of the particular Securities for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest.

     SECTION 4.3. Repayment of Monies Held by Security Paying Agent. In connection with the satisfaction and discharge of this Pooling Agreement with respect to the Securities, all monies then held by any Security Paying Agent other than the Trustee under the provisions of this Pooling Agreement with respect to such Securities shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section 3.3 and thereupon such Security Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V

                                    Remedies

     SECTION 5.1. Remedies. If a Rapid Amortization Event, with respect to a Class of Securities, as described in Article XII shall have occurred and be continuing, the Rapid Amortization Period with respect to such Class of Securities shall immediately commence and the related Securityholders shall be entitled on each Payment Date to an amount equal to the Class A-1 Maximum Principal Payment or the Class A-2 Maximum Principal Payment, as applicable, payable during such Rapid Amortization Period. The rights contained in this
Article V are in addition to any rights which the Securityholders possess pursuant to Article XII.

     SECTION 5.2. Limitation of Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Pooling Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Trustee of a continuing Rapid Amortization Event;

          (ii) the Holders of not less than 25% of the Outstanding Amount of the related Securities have made written request to the Trustee to institute such proceeding with respect to the Securities in respect of such Rapid Amortization Event in its own name as Trustee hereunder;

          (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

          (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the related Securities; and

          (vi) an Insurer Default shall have occurred and be continuing and Freddie Mac (in the case of the Class A-1 Certificates) or a successor insurer has not succeeded to the Insurer's rights and duties under the Basic Documents;

it being understood and intended that no Holders of Securities shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Pooling Agreement to affect, disturb or prejudice the rights of any other Holders of Securities or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Pooling Agreement, except in the manner herein provided.

     In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of related Securities, each representing less than a majority of the Outstanding Amount of the related Securities, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Pooling Agreement.

     SECTION 5.3. Unconditional Rights of Securityholders To Receive Principal and Interest. Notwithstanding any other provisions in this Pooling Agreement, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Security on or after the respective due dates thereof expressed in such Security or in this Pooling Agreement (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 5.4. Restoration of Rights and Remedies. If the Controlling Party or any Securityholder has instituted any proceeding to enforce any right or remedy under this Pooling Agreement and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Insurer, Freddie Mac, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Insurer, Freddie Mac and the Securityholders shall continue as though no such proceeding had been instituted.

     SECTION 5.5. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Controlling Party or to the related Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.6. Delay or Omission Not a Waiver. No delay or omission of the Trustee, Controlling Party or any Holder of any Security to exercise any right or remedy accruing upon any Rapid Amortization Event shall impair any such right or remedy or constitute a waiver of any such Rapid Amortization Event or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee, the Insurer, Freddie Mac or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Insurer, Freddie Mac or by the Securityholders, as the case may be.

     SECTION 5.7. Control by Securityholders. The Controlling Party shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee pursuant to Section 12.1 hereof. If, however, the Trustee is the Controlling Party, the Holders of a majority of the Outstanding Amount of the related Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee pursuant to Section 12.1 with respect to the related Securities or exercising any trust or power conferred on the Trustee; provided that

          (i) such direction shall not be in conflict with any rule of law or with this Pooling Agreement;

          (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any related Securityholders not consenting to such action.

     SECTION 5.8. Undertaking for Costs. All parties to this Pooling Agreement agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Pooling Agreement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee,

(b) any suit instituted by the Insurer, Freddie Mac, any Securityholder, or group of Securityholders with the prior written consent of the Controlling Party, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Securities or (c) any suit instituted by any Securityholder for the enforcement of the payment of principal of or interest on any Security on or after the respective due dates expressed in such Security and in this Pooling Agreement (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.9. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Pooling Agreement; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.10. Action on Securities. The Trustee's right to seek and recover judgment on the Securities or under this Pooling Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Pooling Agreement. Neither the lien of this Pooling Agreement nor any rights or remedies of the Trustee, the Insurer, Freddie Mac or the Securityholders shall be impaired by the recovery of any judgment by the Trustee, the Insurer or Freddie Mac against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Property or upon any of the assets of the Issuer.

     SECTION 5.11. Performance and Enforcement of Certain Obligations.

     (a) Promptly following a request from the Trustee (at the direction of the Controlling Party) to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Trustee may request to compel or secure the performance and observance by the Sponsor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of the Sponsor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sponsor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

     (b) If the Trustee is a Controlling Party and if a Rapid Amortization Event has occurred and is continuing, the Trustee may, and, at the written direction of the Holders of 66-2/3% of the Outstanding Amount of the related Class of Securities shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Sponsor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sponsor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

     SECTION 5.12. Subrogation.

     (a) The Trustee shall receive as attorney-in-fact of each Securityholder any Insured Payment from the Insurer pursuant to the Policy. Any and all Insured Payments disbursed by the Trustee from claims made under the Policy shall not be considered payment by the Trust, and shall not discharge the obligations of the Trust with respect thereto. The Insurer shall, to the extent it makes any payment with respect to any Class of Securities, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to any Class of Securities by or on behalf of the Insurer, the Trustee shall assign to the Insurer all rights to the payment of interest or principal with respect to such Class of Securities which are then due for payment to the extent of all payments made by the Insurer. The Insurer may exercise any option, vote, right, power or the like with respect to such Class of Securities to the extent that it has made payment pursuant to the Policy.

     (b) Freddie Mac shall, to the extent it makes any payment with respect to the Class A-1 Certificates, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A-1 Certificates by or on behalf of Freddie Mac, the Trustee shall assign to Freddie Mac all rights to the payment of interest or principal with respect to the Class A-1 Certificates which are then due for payment to the extent of all payments made by Freddie Mac. Freddie Mac may exercise any option, vote, right, power or the like with respect to the Class A-1 Certificates to the extent that it has made payment pursuant to the Guarantee.

     SECTION 5.13. Preference Claims.

     (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any payment on a Security has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Insurer, shall comply with the provisions of the Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the related Securities and Freddie Mac by mail that, in the event that any Securityholder's payment is so recoverable, such Securityholder will be entitled to payment pursuant to the terms of the Policy. The Trustee shall furnish to the Insurer at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on Securities, if any, which have been made by the Trustee and subsequently recovered from Securityholders, and the dates on which such payments were made. Pursuant to the terms of the Policy, the Insurer will make such payment on behalf of the related Securityholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order (as defined in the Policy) and not to the Trustee or any Securityholder directly.

     (b) The Trustee shall promptly notify the Insurer and Freddie Mac of any proceeding or the institution of any action (of which the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Securities. Each Holder, by its purchase of Securities, and the Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation,
(i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 5.12, the Insurer shall be subrogated to, and each Securityholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Securityholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim. All actions taken under this Section 5.13(b) by the Trustee shall be taken in accordance with the terms of the Policy.

                                   ARTICLE VI

                                   The Trustee

     SECTION 6.1. Duties of Trustee.

     (a) If a Rapid Amortization Event has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Pooling Agreement and the Basic Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Trustee is acting as Servicer, it shall use the same degree of care and skill as is required of the Servicer under the Sale and Servicing Agreement.

     (b) Except during the continuance of a Rapid Amortization Event

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Pooling Agreement and no implied covenants or obligations shall be read into this Pooling Agreement against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Pooling Agreement; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Pooling Agreement.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12; and

          (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 6.01 of the Sale and Servicing Agreement unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or occurrence or the Trustee receives written notice of such failure or occurrence from the Servicer, the Insurer, Freddie Mac or the Holders of Securities evidencing more than 50% of the Outstanding Amount.

     (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

     (e) No provision of this Pooling Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

     (f) Every provision of this Pooling Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     (g) The Trustee shall, upon three Business Days' prior written notice to the Trustee, permit any representative of the Insurer or Freddie Mac, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Securities, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Securities, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Securities.

     (h) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

     (i) The Trustee shall, and hereby agrees that it will, hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust solely for the use and benefit of the Securityholders.

     (j) In no event shall Bankers Trust Company, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

     SECTION 6.2. Rights of Trustee.

     (a) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

     (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Pooling Agreement and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Pooling Agreement or in relation to this Pooling Agreement, at the request, order or direction of any of the Holders of Securities or the Controlling Party, pursuant to the provisions of this Pooling Agreement, unless such Holders of Securities or the Controlling Party shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of a Rapid Amortization Event or Event of Servicing Termination as defined in the Sale and Servicing Agreement (that has not been cured or waived), exercise the rights and powers vested in it by this Pooling Agreement or the Sale and Servicing Agreement with reasonable care and skill.

     (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Insurer, Freddie Mac or by the Holders of Securities evidencing not less than 25% of the Outstanding Amount thereof; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Pooling Agreement or the Sale and Servicing Agreement, the Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee shall be reimbursed by the Person making such request upon demand.

     (h) The Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer.

     SECTION 6.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Security Paying Agent, Security Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 6.11 and 6.12.

     SECTION 6.4. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Pooling Agreement, the Trust Property or the Securities, it shall not be accountable for the Issuer's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Issuer in the Pooling Agreement or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

     SECTION 6.5. Notice of Rapid Amortization Events and Events of Servicing Termination. If a Rapid Amortization Period or an Event of Servicing Termination occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to each Securityholder notice of such event within 90 days after such knowledge or notice occurs. Except in the case of a default in payment of principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders; provided that the Trustee shall not withhold any such notice with respect to the Class A-1 Certificates.

     SECTION 6.6. Reports by Trustee to Holders. Upon written request, the Security Paying Agent or the Servicer shall on behalf of the Issuer deliver to each Securityholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns required by law.

     SECTION 6.7. Compensation and Indemnity.

     (a) Pursuant to Section 8.7 and subject to Section 6.10 herein, the Issuer shall, or shall cause the Servicer to, pay to the Trustee from time to time compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Servicer to reimburse the Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Trustee and its respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer and the Servicer shall not relieve the

Issuer of its obligations hereunder or the Servicer of its obligations under
Article VIII of the Sale and Servicing Agreement. The Issuer shall or shall cause the Servicer to defend the claim, the Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

     (b) The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Pooling Agreement. Notwithstanding anything else set forth in this Pooling Agreement or the Basic Documents, the Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Trustee hereunder and under the Basic Documents shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of the Issuer or any Securityholder. In addition, the Trustee agrees that its recourse to the Issuer, the Trust Property, the Sponsor and amounts held in the Reserve Fund shall be limited to the right to receive the distributions referred to in
Section 8.7 herein.

     SECTION 6.8. Replacement of Trustee. The Trustee may resign at any time by so notifying the Issuer, the Insurer and Freddie Mac by written notice. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Trustee (approved in writing by the Controlling Party, so long as such approval is not unreasonably withheld) by written instrument, in duplicate, one copy of such instrument shall be delivered to the resigning Trustee (who shall deliver a copy to the Servicer) and one copy to the successor Trustee; provided, however, that any such successor Trustee shall be subject to the prior written approval of the Servicer. The Issuer may and, at the request of the Controlling Party shall, remove the Trustee, if:

          (i) the Trustee fails to comply with Section 6.11;

          (ii) a court having jurisdiction in the premises in respect of the Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs;

          (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Trustee and such case is not dismissed within 60 days;

          (iv) the Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

          (v) the Trustee otherwise becomes incapable of acting.

     Additionally, the Issuer shall remove the Trustee at the request of the Controlling Party.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee acceptable to the Controlling Party. If the Issuer fails to appoint such a successor Trustee, the Controlling Party may appoint a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, to the Insurer, to Freddie Mac and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Pooling Agreement. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, or the Holders of a majority in Outstanding Amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee acceptable to the Controlling Party.

     If the Trustee fails to comply with Section 6.11, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee acceptable to the Controlling Party.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to
Section 6.8 and payment of all fees and expenses owed to the outgoing Trustee.

     Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's and the Servicer's indemnity obligations under Section 6.7 shall continue for the benefit of the retiring Trustee and the Servicer shall pay any amounts owing to the Trustee.

     SECTION 6.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Pooling Agreement any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Pooling Agreement.

     SECTION 6.10. Appointment of Co-Trustee or Separate Trustee.

     (a) Notwithstanding any other provisions of this Pooling Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Trustee, with the consent of the Controlling Party, shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Securityholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

          (iii) the Trustee and the Servicer acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of an Event of Servicing Termination, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Pooling Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Pooling Agreement, specifically including every provision of this Pooling Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Pooling Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     SECTION 6.11. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall provide copies of such reports to the Insurer or Freddie Mac upon request. The Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

     SECTION 6.12. Preferential Collection of Claims Against Issuer. The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

     SECTION 6.13. Appointment and Powers. Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoints Bankers Trust Company as the Trustee with respect to the Collateral, and Bankers Trust Company hereby accepts such appointment and agrees to act as Trustee with respect to the Trust Property for the Issuer Secured Parties, to maintain custody and possession of such Trust Property (except as otherwise provided hereunder) and to perform the other duties of the Trustee in accordance with the provisions of this Pooling Agreement and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trustee shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Pooling Agreement promptly following receipt of such written instructions; provided that the Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Pooling Agreement or (ii) for which the Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trustee of its express duties hereunder, except where this Pooling Agreement provides that the Trustee is permitted to act only following and in accordance with such instructions.

     SECTION 6.14. Performance of Duties. The Trustee shall have no duties or responsibilities except those expressly set forth in this Pooling Agreement and the other Basic Documents to which the Trustee is a party or as directed by the Controlling Party in accordance with this Pooling Agreement. The Trustee shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party. The Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

     SECTION 6.15. Limitation on Liability. Neither the Trustee nor any of its directors, officers, employees and agents shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Trustee shall be liable for its negligence, bad faith or willful misconduct; nor shall the Trustee be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Pooling Agreement or any of the Trust Property (or any part thereof).

     SECTION 6.16. Reliance Upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Trustee shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

     SECTION 6.17. Representations and Warranties of the Trustee. The Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

     (a) Due Organization. The Trustee is a New York banking corporation, duly organized, validly existing and in good standing under the laws of the State of New York and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

     (b) Corporate Power. The Trustee has all requisite right, power and authority to execute and deliver this Pooling Agreement and to perform all of its duties as the Trustee hereunder.

     (c) Due Authorization. The execution and delivery by the Trustee of this Pooling Agreement and the other Basic Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Pooling Agreement and such other Basic Documents.

     (d) Valid and Binding Pooling Agreement. The Trustee has duly executed and delivered this Pooling Agreement and each other Basic Document to which it is a party, and each of this Pooling Agreement and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     SECTION 6.18. Waiver of Setoffs. The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any Account and agrees that amounts in the Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

     SECTION 6.19. Control by the Controlling Party. The Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party.

     SECTION 6.20. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Pooling Agreement or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Securityholders in respect of which such judgment has been recovered.

     SECTION 6.21. Suits for Enforcement. In case an Event of Servicing Termination or other default by the Servicer or the Sponsor hereunder shall occur and be continuing, the Controlling Party may proceed to protect and enforce its rights and the rights of the Securityholders under this Pooling Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Pooling Agreement or in aid of the execution of any power granted in this Pooling Agreement or for the enforcement of any other legal, equitable or other remedy, as the Controlling Party, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Controlling Party and the Securityholders.

     SECTION 6.22. Mortgagor Claims. In connection with any offset defenses, or affirmative claim for recovery, asserted in legal actions brought by Mortgagors under one or more Mortgage Loans based upon provisions therein or upon other rights or remedies arising from any requirements of law applicable to the Mortgage Loans:

     (a) The Trustee is the holder of the Mortgage Loans only as trustee on behalf of the holders of the Securities, the Insurer and Freddie Mac, and not as a principal or in any individual or personal capacity.

     (b) The Trustee shall not be personally liable for, or obligated to pay Mortgagors, any affirmative claims asserted thereby, or responsible to holders of the Securities for any offset defense amounts applied against Mortgage Loan payments, pursuant to such legal actions.

     (c) The Trustee will pay, solely from available Trust money, affirmative claims for recovery by Mortgagors only pursuant to final judicial orders or judgments, or judicially-approved settlement agreements, resulting from such legal actions.

     (d) The Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Mortgagors' legal actions to recover affirmative claims against holders of the Securities.

     (e) The Trustee will cooperate with and assist the Servicer, the Sponsor, or holders of the Securities in their defense of legal actions by Mortgagors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Trustee as a party to such legal actions and if the Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom.

     (f) The Issuer and Servicer hereby agree to indemnify, hold harmless and defend the Trustee from and against any and all liability, loss, costs and expenses of the Trustee resulting from any affirmative claims for recovery asserted or collected by Mortgagors under the Mortgage Loans.

                                  ARTICLE VII

                       Securityholders' Lists and Reports

     SECTION 7.1. Issuer To Furnish To Trustee Names and Addresses of Securityholders. The Issuer will furnish or cause to be furnished to the Trustee
(a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished. The Trustee or, if the Trustee is not the Security Registrar, the Issuer shall furnish to the Insurer or the Issuer in writing upon their written request and at such other times as the Insurer or the Issuer may request a copy of the list.

     SECTION 7.2. Preservation of Information; Communications to
Securityholders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in such
Section 7.1 upon receipt of a new list so furnished.

     (b) Securityholders may communicate with other Securityholders with respect to their rights under this Pooling Agreement or under the Securities.

     (c) The Issuer, the Trustee and the Security Registrar shall have the protection of TIAss.312(c).

     SECTION 7.3. Reports by Issuer.

     (a) The Issuer shall:

          (i) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and copies of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Pooling Agreement as may be required from time to time by such rules and regulations; and

          (iii) supply to the Trustee (and the Trustee shall transmit by mail to all Securityholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     SECTION 7.4. Reports by Trustee. If required by TIA ss. 313(a), within 60 days after each December 31, beginning with December 31, 2000, the Trustee shall mail to each Securityholder and Freddie Mac as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b).

     A copy of each report at the time of its mailing to Securityholders shall be filed by the Trustee with the Commission and each stock exchange, if any, on which the Securities are listed. The Issuer shall notify the Trustee if and when the Securities are listed on any stock exchange.

                                  ARTICLE VIII

    Payments and Statements to Securityholders and Residual Securityholders;
                      Accounts, Disbursements and Releases

     SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Pooling Agreement and the Sale and Servicing Agreement. The Trustee shall apply all such money received by it as provided in this Pooling Agreement and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Pooling Agreement or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Property, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

     SECTION 8.2. Release of Trust Property.

     (a) Subject to Section 8.10 and the payment of its fees and expenses pursuant to Section 6.7, the Trustee may, and when required by the Issuer and the provisions of this Pooling Agreement shall, execute instruments to release property from the lien of this Pooling Agreement, in a manner and under circumstances that are not inconsistent with the provisions of this Pooling Agreement or the Sale and Servicing Agreement. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (b) The Trustee shall, at such time as there are no Securities outstanding and all sums due the Trustee pursuant to Section 6.7, to Freddie Mac pursuant to this Pooling Agreement and to the Insurer pursuant to the Insurance Agreement have been paid, release any remaining portion of the Trust Property that secured the Securities from the lien of this Pooling Agreement and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Accounts. The Trustee shall release property from the lien of this Pooling Agreement pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Security, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

     SECTION 8.3. Establishment of Accounts. The Sponsor shall cause to be established, and the Trustee shall maintain, at the Corporate Trust Office of the Trustee, a Collection Account and a Reserve Fund to be held by the Trustee in the name of the Trust for the benefit of the Securityholders, the Insurer and Freddie Mac, as their interests may appear. Each account shall be an Eligible Account. In addition, the Sponsor shall be permitted to withdraw amounts from the Collection Account from time to time as described in Section 3.03 of the Sale and Servicing Agreement.

     SECTION 8.4. The Policy and the Guarantee.

     (a) On each Determination Date the Trustee shall determine from the related Servicing Certificate with respect to the immediately following Payment Date, the Class A-1 Deficiency Amount and the Class A-2 Deficiency Amount, if any.

     (b) If the Trustee determines pursuant to paragraph (a) above that a Class A-1 Deficiency Amount would exist, the Trustee shall complete a Notice in the form of Exhibit A to the Policy and submit such notice to the Insurer and a copy of such notice to Freddie Mac no later than 12:00 noon New York City time on the related Determination Date preceding such Payment Date as a claim for a payment in an amount equal to the Class A-1 Deficiency Amount.

     (c) If the Trustee determines pursuant to paragraph (a) above that a Class A-2 Deficiency Amount would exist, the Trustee shall complete a Notice in the form of Exhibit A to the Policy and submit such notice to the Insurer and a copy of such notice to Freddie Mac no later than 12:00 noon New York City time on the related Determination Date preceding such Payment Date as a claim for a payment in an amount equal to the Class A-2 Deficiency Amount.

     (d) Upon receipt of payments made pursuant to the Policy from the Insurer on behalf of the related Certificateholders, the Trustee shall deposit such payments in the Collection Account and shall distribute such payments, or the proceeds thereof, in accordance with Section 8.7(d) hereof to the related Certificateholders.

     (e) If the Trustee determines that it has received less than the entire Class A-1 Deficiency Amount for which it made a claim to the Insurer pursuant to clause (b) (the difference between the amount for which a claim was submitted and the amount received from the Insurer being an "Insured Payment Deficiency Amount") or there is a Relief Act Shortfall with respect to the Class A-1 Certificates it shall immediately make a claim (a "Guarantee Claim") to Freddie Mac for payment of such amount. Freddie Mac unconditionally and irrevocably guarantees that if it has received a Guarantee Claim it shall distribute an aggregate amount equal to the entire claim for such Payment Date (a "Guarantee Payment") directly to the Holders of the Class A-1 Certificates on the related Payment Date, without first depositing such amount in the Collection Account, as follows: (i) the portion of any such amount related to interest that is due and unpaid to the Class A-1 Securityholders for such Payment Date shall be distributed to the Class A-1 Securityholders on a pro rata basis based on the Class A-1 Interest Payment Amount payable on such Securities with respect to such Payment Date; and (ii) the portion of any such amount related to principal that is due and unpaid to the Class A-1 Securityholders for such Payment Date shall be distributed to the Class A-1 Securityholders on a pro rata basis based on the Class A-1 Principal Payment Amount payable on such Securities with respect to such Payment Date.

     (f) The Trustee shall (i) receive payments made pursuant to the Policy as attorney-in-fact of each related Securityholder receiving any Insured Payment from the Insurer, and (ii) disburse such Insured Payment to the related Securityholders as set forth in Section 8.7(d) hereof. The Insurer shall be entitled to receive the applicable Class A-1 Reimbursement Amount and the Class A-2 Reimbursement Amount and Freddie Mac shall be entitled to receive the applicable Class A-1 Reimbursement Amount pursuant to Section 8.7(d)(vii) hereof with respect to each Insured Payment or Guarantee Payment made by the Insurer or Freddie Mac, as applicable. The Trustee hereby agrees on behalf of each Securityholder and the Trust for the benefit of the Insurer or Freddie Mac, as applicable, that it recognizes that to the extent the Insurer or Freddie Mac, as applicable, makes payments made pursuant to the Policy or Guarantee, either directly or indirectly (as by paying through the Trustee), to the related Securityholders, the Insurer or Freddie Mac, as applicable, will be subrogated to the related Securityholders and will be entitled to receive such related Reimbursement Amount.

     (g) On any Payment Date that Freddie Mac makes a Guarantee Payment pursuant to clause (e), Freddie Mac will be entitled to receive that pro rata portion of the Premium that would otherwise be payable to the Insurer for the related Payment Date in the ratio of (x) the amount of the Guarantee Payment paid by Freddie Mac to (y) the Class A-1 Deficiency

Amount for the related Payment Date. Any amounts paid to Freddie Mac pursuant to this clause (g) will be deemed for all purposes to have been paid to the Insurer.

     (h) If an Insurer Default shall have occurred and be continuing, Freddie Mac shall succeed to all rights and responsibilities of the Insurer under the Insurance Agreement

     SECTION 8.5. Payments under the GreenPoint Bank Demand Note. On each Payment Date, the Trustee shall demand payment from GreenPoint Bank under the Demand Note of the amount payable thereunder and deposit such amount into the Collection Account. Such amounts shall be distributed in accordance with Section
8.7 hereof.

     SECTION 8.6. Reserve Fund.

     (a) On each Payment Date the Trustee shall deposit to the Reserve Fund the amounts, if any, described in Section 8.7(d)(x) hereof.

     (b)(i) If, on any Payment Date, and after taking into account the application of the Pool I Available Funds plus any Crossover Amount payable from Pool II (but not the proceeds of any Insured Payment or Guarantee Payment) to the items listed in clauses (i) through (ix) of Section 8.7(d) hereof with respect to Pool I on such Payment Date (x) the full amount of the Class A-1 Interest Payment Amount (excluding any Relief Act Shortfalls) has not been paid;
(y) on and following the Insured Undercollateralization Payment Date, a Pool I Overcollateralization Deficit would result; and/or (z) a Class A-1 Reimbursement Amount exists (the sum of such deficiencies the "Pool I Deficiency Amount"), the Trustee shall withdraw from the Reserve Fund and deposit in the Collection Account an amount with respect to the Class A-1 Certificates equal to the lesser of (x) the product of (a) the amount then on deposit in the Reserve Fund and (b) a fraction, the numerator of which is the Pool I Deficiency Amount and the denominator of which is the sum of (i) the Pool I Deficiency Amount and (ii) the Pool II Deficiency Amount and (y) the Pool I Deficiency Amount.

     (ii) If, on any Payment Date, and after taking into account, the application of the Pool II Available Funds plus any Crossover Amount payable from Pool I (but not the proceeds of any Insured Payment) to the items listed in clauses (i) through (ix) of Section 8.7 (d) hereof with respect to Pool II on such Payment Date (x) the full amount of the Class A-2 Interest Payment Amount (excluding any Relief Act Shortfalls) has not been paid, (y) on and following the Insured Undercollateralization Payment Date, a Pool II Overcollateralization Deficit would result; and/or (z) a Class A-2 Reimbursement Amount exists (the sum of such deficiencies the "Pool II Deficiency Amount"), the Trustee shall withdraw from the Reserve Fund and deposit in the Collection Account an amount with respect to the Class A-2 Notes equal to the lesser of (x) the product of
(a) the amount then on deposit in the Reserve Fund and (b) a fraction, the numerator of which is the Pool II Deficiency Amount and the denominator of which is the sum of (i) the Pool II Deficiency Amount and (ii) the Pool I Deficiency Amount and (y) the Pool II Deficiency Amount.

     (c)(i) If, on any Payment Date, (A) the sum of (i) the Pool I Overcollateralization Amount plus (ii) the Pool II Overcollateralization Amount plus (iii) the amount on deposit in the Reserve Fund minus (iv) any Pool I Overcollateralization Deficit minus (v) any Pool II

Overcollateralization Deficit, in each case after taking into account all distributions on such Payment Date other than any distribution of any Reserve Reduction Amounts exceeds (B) the sum of (i) the Pool I Specified Overcollateralization Amount plus (ii) the Pool II Specified Overcollateralization Amount for such Payment Date (such excess being "Reserve Reduction Amount"), the Reserve Reduction Amount shall be released from the Reserve Account and distributed to the Residual Certificateholders.

     SECTION 8.7. Priority of Distributions.

     (a) The Trustee shall deposit to the Collection Account, with respect to Pool I, without duplication, upon receipt, (i) any payments related to the Class A-1 Certificates made pursuant to the Policy, the Guarantee or the Demand Note and (ii) the proceeds of any liquidation of the assets of the Trust, (iii) Interest Collections and Principal Collections remitted by the Servicer, together with any Substitution Amounts, and any Loan Purchase Price amounts received by the Trustee relating to such Pool, and (iv) the amount, if any, to be transferred on such Payment Date from the Reserve Fund pursuant to Section 8.6(b)(i) hereof.

     (b) The Trustee shall deposit to the Collection Account, with respect to Pool II, without duplication, upon receipt, (i) any payments related to the Class A-2 Notes made pursuant to the Policy or the Demand Note and (ii) the proceeds of any liquidation of the assets of the Trust, (iii) Interest Collections and Principal Collections remitted by the Servicer, together with any Substitution Amounts, and any Loan Purchase Price Amounts received by the Trustee relating to such Pool, and (iv) the amount, if any, to be transferred on such Payment Date from the Reserve Fund pursuant to Section 8.6(b)(ii) hereof.

     (c) [Intentionally Omitted].

     (d) With respect to the Collection Account, on each Payment Date, the Trustee shall make the following allocations, disbursements and transfers in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

          (i) to the Trustee, the Trustee's Fee then due on account of each Class of Securities;

          (ii) from amounts then on deposit in the Collection Account, (x) from amounts on deposit therein with respect to Pool I, the Premium Amounts with respect to the Class A-1 Certificates to the Insurer for such Payment Date and (y) from amounts then on deposit therein with respect to Pool II, the Premium Amounts with respect to the Class A-2 Notes to the Insurer for such Payment Date;

          (iii) from amounts then on deposit in the Collection Account with respect to Pool I, the Guarantee Fee Amount payable to Freddie Mac under the Guarantee for such Payment Date;

          (iv) (x) from amounts then on deposit therein with respect to Pool I, to the Class A-1 Securityholders, the Class A-1 Interest Payment Amount for such Payment

     Date and (y) from amounts then on deposit therein with respect to Pool II, to the Class A-2 Securityholders, the Class A-2 Interest Payment Amount for such Payment Date;

          (v) (x) from amounts then on deposit therein with respect to Pool I, to the Class A-1 Securityholders as a distribution of principal, the Class A-1 Principal Payment Amount for such Payment Date and (y) from amounts then on deposit therein with respect to the Pool II, to the Class A-2 Securityholders, as a distribution of principal, the Class A-2 Principal Payment Amount for such Payment Date;

          (vi) (x) from amounts then on deposit therein with respect to Pool I, to the Class A-1 Securityholders, as a distribution of principal, the Pool I Overcollateralization Deficit for such Payment Date and (y) from amounts then on deposit therein with respect to Pool II, to the Class A-2 Securityholders, as a distribution of principal, the Pool II
     Overcollateralization Deficit for such Payment Date;

          (vii) (x) from amounts then on deposit therein with respect to Pool I, to the Insurer or Freddie Mac, as applicable, the Class A-1 Reimbursement Amount, if any, then due to it and (y) from amounts then on deposit therein with respect to Pool II, to the Insurer, the Class A-2 Reimbursement Amount, if any, then due to it;

          (viii) (x) from amounts then on deposit therein with respect to Pool I, the Excess Cashflow with respect to the Class A-1 Certificates shall be applied to the extent necessary to fund the full amount of the Accelerated Principal Payment with respect to the Class A-1 Certificates and (y) from amounts then on deposit therein with respect to Pool II, the Excess Cashflow with respect to the Class A-2 Notes shall be applied to the extent necessary to fund the full amount of the Accelerated Principal Payment with respect to the Class A-2 Notes;

          (ix) any portion of the Available Funds with respect to a Pool remaining after the application described in items (i) through (viii) above on a Payment Date shall be used to fund any deficiency in items (iv), (vi) and (vii) above with respect to the other Pool on such Payment Date (such amount which is available to be allocated with respect to the other Pool on such Payment Date is a "Crossover Amount" for the related Pool);

          (x) to the Reserve Fund for application pursuant to this Pooling Agreement, to the extent that the sum of (a) the Pool I Overcollateralization Amount plus (b) the Pool II Overcollateralization Amount (after taking into account the reductions in the Security Principal Balance with respect to each Class of Securities on such Payment Date due to the application of the amounts described in clauses (v), (vi), (viii) and (ix) above) is less than the sum of (a) the Pool I Specified Overcollateralization Amount and (b) the Pool II Specified Overcollateralization Amount as of such Payment Date;

          (xi) from amounts then on deposit therein to the Servicer, reimbursement for amounts reimbursable to the Servicer pursuant to Section
     3.03 and Section 5.03 of the Sale and Servicing Agreement to the extent not previously reimbursed;

          (xii) (x) from amounts then on deposit therein with respect to Pool I, the current Class A-1 Deferred Interest with respect to the Class A-1 Certificates and any unpaid Class A-1 Deferred Interest from prior Payment Dates with interest thereon at the applicable Class A-1 Formula Certificate Rate and (y) from amounts then on deposit therein with respect to Pool II, the current Class A-2 Deferred Interest with respect to the Class A-2 Notes and any unpaid Class A-2 Deferred Interest from prior Payment Dates with interest thereon at the applicable Class A-2 Formula Note Rate;

          (xiii) to the Manager of the Trust, the Management Fee then due;

          (xiv) to the Residual Certificateholders, any amounts remaining on deposit in the Collection Account or any amounts available to be released from the Reserve Fund pursuant to Section 8.6(c) hereof.

     SECTION 8.8. Statements to Securityholders. The Trustee will (i) transmit electronically and via fax on each Determination Date to the Servicer, the Class A-1 Securityholders, the Insurer and Freddie Mac a statement setting forth among other items with respect to the Class A-1 Certificates and (ii) distribute on each Payment Date concurrently with each distribution to the Class A-2 Securityholders to the Servicer, the Class A-2 Securityholders, the Insurer and Freddie Mac a statement setting forth among other items with respect to the Class A-2 Notes:

          (i) the amount being distributed to each Class of Securities;

          (ii) the amount of interest included in such distribution and the related security rate;

          (iii) the amount, if any, of overdue accrued interest included in such distribution (and the amount of interest thereon);

          (iv) the amount, if any, of the remaining overdue accrued interest after giving effect to such distribution;

          (v) the amount, if any, of principal included in such distribution;

          (vi) the Servicing Fee for such Payment Date;

          (vii) the related principal balance, after giving effect to such distribution;

          (viii) the related initial Pool Balance and the related Pool Balance as of the end of the preceding Collection Period;

          (ix) by Pool and in the aggregate, the number and aggregate Principal Balance of Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in bankruptcy or foreclosure or properties acquired by the Trust by deed in lieu of foreclosure) (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 to 119 days, (4) 120 to 149 days,

     (5) 150 to 179 days and (6) 180 or more days, (B) in foreclosure, (C) in bankruptcy and (D) properties acquired by the Trust by deed in lieu of foreclosure;

          (x) cumulative losses as a percentage of original Pool Balance and current Pool Balance;

          (xi) the six-month rolling average of Mortgage Loans that are 60 days or more delinquent;

          (xii) the book value of any real estate which is acquired by the Trust through foreclosure or grant of deed in lieu of foreclosure;

          (xiii) the amount of any draws on (a) the Policy and (b) the Demand Note;

          (xiv) the amount, if any, on deposit in the Reserve Fund and the amount, if any, transferred from the Reserve Fund in respect of such Payment Date; and

          (xv) whether an Event of Servicing Termination or an Insurer Default has occurred.

     In the case of information furnished pursuant to clauses (ii), (iii), (iv) and (v) above, the amounts shall be expressed as a dollar amount per Class A Security with a $1,000 denomination.

     Each report provided to Freddie Mac pursuant to this Section 8.8 shall additionally report: (i) the total amount of funds received as Guarantee Payments for such Payment Date, separately stating the portions used to pay principal and interest components of the Class A-1 Deficiency Amount; (ii) the cumulative Guarantee Payments made by Freddie Mac through such Payment Date; and
(iii) other information as Freddie Mac may reasonably request from time to time.

     Within 60 days after the end of each calendar year, the Servicer shall prepare or cause to be prepared and shall forward to the Trustee the information set forth in clause (iii) above aggregated for such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer or a Security Paying Agent pursuant to any requirements of the Code.

     SECTION 8.9. Rights of Securityholders and Residual Certificateholders. The Class A-1 Certificates shall represent beneficial interests in the Trust and the Class A-2 Notes shall represent obligations of the Trust, each representing interests in or secured by the Trust Property, including the Collection Account and the right to receive Interest Collections, Principal Collections, if any, and other amounts at the times and in the amounts specified in this Pooling Agreement; the Residual Certificates shall represent a beneficial interest in the Trust (other than the Reserve Fund and the Policy and other than that interest held by the Class A-1 Securityholders).

     SECTION 8.10. Opinion of Counsel. The Trustee, the Insurer and Freddie Mac shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Securities or the rights of the Securityholders, the Insurer or Freddie Mac in contravention of the provisions of this Pooling Agreement; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Property. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                   ARTICLE IX

                         Supplemental Pooling Agreements

     SECTION 9.1. Supplemental Pooling Agreements Without Consent of Securityholders.

     (a) Without the consent of the Holders of any Securities but with the consent of the Controlling Party, as evidenced to the Trustee, the parties hereto, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more Pooling Agreements supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Trustee, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Pooling Agreement, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Pooling Agreement, or to subject to the lien of this Pooling Agreement additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Securities contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Securities, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental Pooling Agreement which may be inconsistent with any other provision herein or in any supplemental Pooling Agreement or to make any other provisions with respect to matters or questions arising under this Pooling Agreement or in any supplemental Pooling Agreement; provided that such action shall not adversely affect the interests of the Holders of the Securities; or

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Securities and to add to or change any of the provisions of this Pooling Agreement as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI.

          (vii) to modify, eliminate or add to the provisions of this Pooling Agreement to such extent as shall be necessary to effect the qualification of the Pooling Agreement under the TIA or under any similar federal statue hereafter enacted and to add to this Pooling Agreement such other provisions as may be expressly required by the TIA.

     The Trustee is hereby authorized to join in the execution of any such supplemental Pooling Agreement and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The parties hereto, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Securities but with the prior written consent of the Controlling Party and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Trustee, enter into an Pooling Agreement or Pooling Agreements supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Pooling Agreement or of modifying in any manner the rights of the Holders of the Securities under this Pooling Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder.

     SECTION 9.2. Supplemental Pooling Agreements with Consent of Securityholders. The parties hereto, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, with the consent of the Insurer and Freddie Mac and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Securities, by Act of such Holders delivered to the parties hereto, enter into a Pooling Agreement or Pooling Agreements supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Pooling Agreement or of modifying in any manner the rights of the Holders of the Securities under this Pooling Agreement; provided, however, that, subject to the express rights of the Insurer and Freddie Mac under the Basic Documents, no such supplemental Pooling Agreement shall, without the consent of the Holder of each Outstanding Securities affected thereby:

          (i) change the date of payment of any installment of principal of or interest on any Security, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Pooling Agreement relating to the application of collections on, or the proceeds of the sale of, the Trust Property to payment of principal of or interest on the Securities, or change any place of payment where, or the coin or currency in which, any Security or the interest thereon is payable;

          (ii) impair the right to institute suit for the enforcement of the provisions of this Pooling Agreement requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Securities on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

          (iii) reduce the percentage of the Outstanding Amount of the Securities, the consent of the Holders of which is required for any such supplemental Pooling Agreement, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Pooling Agreement or certain defaults hereunder and their consequences provided for in this Pooling Agreement;

          (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

          (v) reduce the percentage of the Outstanding Amount of the Securities required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Property pursuant to Section 5.4;

          (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Pooling Agreement or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

          (vii) modify any of the provisions of this Pooling Agreement in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Security on any Payment Date (including the calculation of any of the individual components of such calculation); or

          (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Pooling Agreement with respect to any part of the Trust Property or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Pooling Agreement on any property at any time subject hereto or deprive the Holder of any Security of the security provided by the lien of this Pooling Agreement.

     The Trustee may determine whether or not any Securities would be adversely affected by any supplemental Pooling Agreement upon receipt of an Opinion of Counsel to that effect and any such determination shall be conclusive upon the Holders of all Securities, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental Pooling Agreement, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the parties hereto of any supplemental Pooling Agreement pursuant to this Section, the Trustee shall mail to the Holders of the Securities to which such amendment or supplemental Pooling Agreement relates a notice setting forth in general terms the substance of such supplemental Pooling Agreement. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental Pooling Agreement.

     SECTION 9.3. Execution of Supplemental Pooling Agreements. In executing, or permitting the additional trusts created by, any supplemental Pooling Agreement permitted by this Article IX or the modifications thereby of the trusts created by this Pooling Agreement, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel (and, if requested, an Officer's Security) stating that the execution of such supplemental Pooling Agreement is authorized or permitted by this Pooling Agreement. The Trustee may, but shall not be obligated to, enter into any such supplemental Pooling Agreement that affects the Trustee's own rights, duties, liabilities or immunities under this Pooling Agreement or otherwise.

     SECTION 9.4. Effect of Supplemental Pooling Agreement. Upon the execution of any supplemental Pooling Agreement pursuant to the provisions hereof, this Pooling Agreement shall be and be deemed to be modified and amended in accordance therewith with respect to the Securities affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Pooling Agreement of the Trustee, the Issuer and the Holders of the Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental Pooling Agreement shall be and be deemed to be part of the terms and conditions of this Pooling Agreement for any and all purposes.

     SECTION 9.5. Reference in Securities to Conformity With Trust Indenture Act. Every amendment of this Pooling Agreement and every supplemental Pooling Agreement executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Pooling Agreement shall then be qualified under the TIA.

     SECTION 9.6. Reference in Securities to Supplemental Pooling Agreements. Securities authenticated and delivered after the execution of any supplemental Pooling Agreement pursuant to this Article IX may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental Pooling Agreement. If the Issuer or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental Pooling Agreement may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE X

                            Redemption of Securities

     SECTION 10.1. Redemption. The Securities are subject to redemption in whole, but not in part, at the direction of the Sponsor pursuant to Section 7.01(b) of the Sale and

Servicing Agreement, on any Payment Date on which the Sponsor exercises its option to transfer the Trust Property pursuant to said Section 7.01(b), for a purchase price equal to the Redemption Price. The Servicer or the Issuer shall furnish the Insurer and Freddie Mac notice of such redemption. If the Securities of either Class are to be redeemed pursuant to this Section 10.1, the Servicer or the Issuer shall furnish notice of such election to the Trustee not later than 35 days prior to the Redemption Date and the Issuer shall deposit with the Trustee in the Collection Account the Redemption Price of such Securities not less than five Business Days prior to the Redemption Date whereupon all such Securities shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2.

     SECTION 10.2. Surrender of Securities.

     (a) Notice of any termination, specifying the Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Securityholders may surrender their Securities to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon receipt of written directions from the Sponsor, if the Sponsor is exercising its right to transfer of the Mortgage Loans, given not later than the first day of the month preceding the month of such final distribution) to the Insurer, to Freddie Mac and to the Servicer and by letter to Securityholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Payment Date upon which final distribution of the Securities will be made upon presentation and surrender of Securities at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, distributions being made only upon presentation and surrender of the Securities at the office or agency of the Trustee therein specified. In the event written directions are delivered by the Sponsor to the Trustee as described in the preceding sentence, the Sponsor shall deposit in the Collection Account on or before the Payment Date for such final distribution in immediately available funds an amount which, when added to the funds on deposit in the Collection Account that are payable to the Securityholders, will be equal to the retransfer amount for the Mortgage Loans computed as above provided, together with (x) all amounts due and owing to the Insurer for unpaid premiums and unreimbursed draws on the Policy and all other amounts due and owing to the Insurer pursuant to the Insurance Agreement, together with interest thereon as provided under the Insurance Agreement, and (y) all amounts due and owing to Freddie Mac for unpaid payments under the Guarantee.

     (b) Upon presentation and surrender of the Securities, the Trustee shall cause to be distributed to the Holders of Securities on the Payment Date for such final distribution, in proportion to the Percentage Interests of their respective Securities and to the extent that funds are available for such purpose, an amount equal to (i) if such final distribution is not being made pursuant to the transfer to the Sponsor pursuant to Section 7.01(a)(B)(i) of the Sale and Servicing Agreement, the amount required to be distributed to Securityholders pursuant to Section 5.01 of the Sale and Servicing Agreement for such Payment Date and (ii) if such final distribution is being made pursuant to such retransfer, the amount specified in Section 7.01(a)(B)(i) of the Sale Servicing Agreement. The distribution on such final Payment Date pursuant to a retransfer pursuant to Section 7.01(a)(B)(i) of the Sale and Servicing Agreement shall be in lieu of the distribution otherwise required to be made on such Payment Date in respect of the Securities. On the final Payment Date prior to having made the distributions called for above, the Trustee shall, based upon the information set forth in the Servicing Security for such Payment Date, withdraw from the Collection Account and remit pro rata (A) to the Insurer the lesser of (x) the amount available for distribution on such final Payment Date, net of any portion thereof necessary to pay the amounts described in clauses (i) and (ii) above and (y) the unpaid amounts due and owing to the Insurer for unpaid premiums and unreimbursed draws on the Policy and all other amounts due and owing to the Insurer pursuant to the Insurance Agreement, together with interest thereon as provided under the Insurance Agreement and (B) to Freddie Mac the unpaid amounts due and owing to Freddie Mac for unreimbursed Guarantee Payments and all other amounts due and owing to Freddie Mac pursuant to the Guarantee, together with interest thereon at the Late Payment Rate (as defined in the Policy).

     (c) In the event that all of the Securityholders shall not surrender their Securities for final payment and cancellation on or before such final Payment Date, the Trustee shall on such date cause all funds in the Collection Account not distributed in final distribution to Securityholders to be withdrawn therefrom and credited to the remaining Securityholders by depositing such funds in a separate escrow account for the benefit of such Securityholders and the Sponsor (if the Sponsor has exercised its right to transfer the Mortgage Loans) or the Trustee (in any other case) and shall give a second written notice to the remaining Securityholders to surrender their Securities for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Securities shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Securityholders concerning surrender of their Securities, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

     SECTION 10.3. Form of Redemption Notice. Notice of redemption supplied to the Trustee by the Sponsor under Section 10.1 shall be given by the Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Securities of record, as of the close of business on the date which is not less than 5 days prior to the applicable Redemption Date, at such Holder's address appearing in the Security Register.

     All notices of redemption shall state:

          (i) the Redemption Date;

          (ii) the Redemption Price;

          (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Securities at the place where such Securities are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in
     Section 3.2); and

          (iv) that interest on the Securities shall cease to accrue on the Redemption Date.

     Notice of redemption of the Securities shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Security shall not impair or affect the validity of the redemption of any other Security.

     SECTION 10.4. Securities Payable on Redemption Date. The Securities to be redeemed shall, following notice of redemption as required by Section 10.2, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.


                                   ARTICLE XI

                                  Miscellaneous

     SECTION 11.1. Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Pooling Agreement, the Issuer shall furnish to the Trustee and to the Insurer and Freddie Mac if the application or request is made to the Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Pooling Agreement relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and
(iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Pooling Agreement, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Pooling Agreement shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

     SECTION 11.2. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Sponsor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Sponsor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Pooling Agreement, they may, but need not, be consolidated and form one instrument.

     Whenever in this Pooling Agreement, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 11.3. Acts of Securityholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Pooling Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Pooling Agreement and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

     (c) The ownership of Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Securities shall bind the Holder of every Security issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

     SECTION 11.4. Notices, etc., to Trustee, Issuer, Insurer, Freddie Mac and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other documents provided or permitted by this Pooling Agreement to be made upon, given or furnished to or filed with:

     (a) The Trustee by any Securityholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed first-class and shall be deemed to have been duly given upon receipt to the Trustee at its Corporate Trust Office and any notice delivered by facsimile shall be addressed to the Corporate Trust Office, telecopy number
(712) 247-6009, or

     (b) The Issuer by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder if personally delivered, delivered by facsimile or overnight courier or mailed first class, and shall deemed to have been duly given upon receipt to the Issuer addressed to: GreenPoint Home Equity Loan Trust 2000-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Securityholders to the Trustee.

     (c) The Insurer by the Issuer or the Trustee shall be sufficient for any purpose hereunder if in writing and mailed by first-class mail personally delivered or telecopied to the recipient as follows:

             To the Insurer:                    Ambac Assurance Corporation
                                                One State Street Plaza
                                                New York, NY 10004
                                                Telecopy:  (212) 363-1459

     (d) Freddie Mac by the Issuer or the Trustee shall be sufficient for any purpose hereunder if in writing and mailed by first class mail personally delivered or telecopied to the recipient as follows:

     To Freddie Mac:             Federal Home Loan Mortgage Corporation
                                 8200 Jones Branch Dr.
                                 McLean, Virginia 22102
                                 Attn:  Vice-President, Structured Finance
                                 Fax:  (703) 903-3029

     Notices required to be given to the Rating Agencies by the Issuer, the Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or first class or via facsimile to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, Fax No: (212) 533-0355 and (ii) in the case of S&P, at the following address: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041,
Attention: Asset Backed Surveillance Department, Fax No: (212) 438-2661; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 11.5. Notices to Securityholders; Waiver. Where this Pooling Agreement provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Securityholder affected by such event (and in all cases, the Insurer and Freddie Mac shall receive notice), at his address as it appears on the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Pooling Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Securityholders when such notice is required to be given pursuant to any provision of this Pooling Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Pooling Agreement provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder.

     SECTION 11.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Pooling Agreement or any of the Securities to the contrary, the Issuer may enter into any agreement with any Holder of a Security providing for a method of payment, or notice by the Trustee or any Security Paying Agent to such Holder, that is different from the methods provided for in this Pooling Agreement for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 11.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall control.

     The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Pooling Agreement) are a part of and govern this indenture, whether or not physically contained herein.

     SECTION 11.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.9. Successors and Assigns. All covenants and agreements in this Pooling Agreement and the Securities by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Pooling Agreement shall bind its successors.

     SECTION 11.10. Separability. In case any provision in this Pooling Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.11. Benefits of Pooling Agreement. The Insurer and its successors and assigns shall be third-party beneficiaries to the provisions of this Pooling Agreement, and shall be entitled to rely upon and directly to enforce such provisions of this Pooling Agreement. Nothing in this Pooling Agreement or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Insurer, and the Securityholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Property, any benefit or any legal or equitable right, remedy or claim under this Pooling Agreement. The Insurer and Freddie Mac may disclaim any of their rights and powers under this Pooling Agreement (in which case the Trustee may exercise such rights or powers hereunder), but not their duties and obligations under the Policy or Guarantee, respectively, upon delivery of a written notice to the Trustee.

     SECTION 11.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Securities or this Pooling Agreement) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13. GOVERNING LAW. THIS POOLING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE

OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.14. Counterparts. This Pooling Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.15. Recording of Pooling Agreement. If this Pooling Agreement is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trust or any other counsel reasonably acceptable to the Trustee and the Controlling Party) to the effect that such recording is necessary either for the protection of the Securityholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Pooling Agreement.

     SECTION 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Trustee on the Securities or under this Pooling Agreement or any Security or other writing delivered in connection herewith or therewith, against (i) the Sponsor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Sponsor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Sponsor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Pooling Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     SECTION 11.17. No Petition. The Trustee, by entering into this Pooling Agreement, and each Securityholder, by accepting a Security, hereby covenant and agree that they will not at any time institute against the Sponsor, or the Issuer, or join in any institution against the Sponsor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Securities, this Pooling Agreement or any of the Basic Documents.

     SECTION 11.18. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, of the Insurer or of Freddie Mac, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

     SECTION 11.19. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Pooling Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Pooling Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Pooling Agreement or any related documents.

                                  ARTICLE XII

                            Rapid Amortization Events

     SECTION 12.1. Rapid Amortization Events. The following shall constitute Rapid Amortization Events with respect to each Class of Securities:

     (a) failure on the part of the Issuer, the Sponsor or the Servicer, as the case may be, (i) to make any payment or deposit required by the terms of this Pooling Agreement, the Sale and Servicing Agreement or the Insurance Agreement, within two Business Days after notification that such payment or deposit is required to be made, or (ii) to observe or perform in any material respect the covenants or agreements of the Issuer, the Sponsor or the Servicer, as the case may be, set forth in the Sale and Servicing Agreement or the Insurance Agreement or this Pooling Agreement, as the case may be, which failure, in each case, materially and adversely affects the interests of the Securityholders, the Insurer or Freddie Mac (with respect to the Class A-1 Certificates) and which, in the case of clause (ii), continues unremedied and continues to affect materially and adversely the interests of the Securityholders, the Insurer or Freddie Mac (with respect to the Class A-1 Certificates) for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer, the Sponsor or the Servicer, as the case may be, by the Trustee, or to the Issuer, the Sponsor or the Servicer, as the case may be, and the Trustee by the Insurer or Freddie Mac (with respect to the Class A-1 Certificates) or Holders of Securities evidencing more than 50% of the Outstanding Amount;

     (b) any representation or warranty made by the Issuer, the Sponsor or the Servicer, as the case may be, in this Pooling Agreement, the Sale and Servicing Agreement or the Insurance Agreement shall prove to have been incorrect in any material respect when made, as a result of which the interests of the Securityholders, the Insurer or Freddie Mac (with respect to the Class A-1 Certificates) are materially and adversely affected and which continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Securityholders, the Insurer or Freddie Mac (with respect to the Class A-1 Certificates) for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer, the Sponsor or the Servicer, as the case may be, by the Trustee, or to the Issuer, the Sponsor or the Servicer, as the case may be, and the Trustee by either the Insurer, Freddie Mac (with respect to the Class A-1 Certificates) or the Holders of Securities evidencing more than 50% of the Outstanding Amount; provided, however, that with respect to any such representation or warranty made with respect to the related Mortgage Loans, a Rapid Amortization Event pursuant to this subparagraph (b) shall not be deemed to have occurred hereunder if the Servicer or the Sponsor has accepted retransfer of such related Mortgage Loan or related Mortgage Loans during such period (or such longer period not to exceed an additional 60 days as the Trustee may specify with the consent of the Insurer and Freddie Mac (with respect to the Class A-1 Certificates)) in accordance with the provisions hereof;

     (c) the Servicer, the Sponsor or the Issuer or any of their Subsidiaries or Affiliates shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer, the Sponsor or the Trust or of or relating to all or substantially all of such Person's property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, the Sponsor of the Trust and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; or the Servicer, the Sponsor or the Trust shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

     (d) the Issuer becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

     (e) as of a given date, the aggregate of all draws under the Policy (and the Guarantee with respect to the Class A-1 Certificates) related to either Class exceeds 1% of the related Pool Balance as of the Cut-Off Date; and

     (f) default in the payment of any interest, principal or any installment of principal on the related Class of Class A Securities when the same becomes due and payable, and such default continues for a period of five Business Days.

     The occurrence of a Rapid Amortization Event with respect to a Class of Securities will not cause the occurrence of a Rapid Amortization Event with respect to the other Class of Securities unless the same event or circumstance is a Rapid Amortization Event with respect to both Classes.

     In the case of any event described above in clauses (a) through (e) above, a Rapid Amortization Event with respect to a Class of Securities will be deemed to have occurred only if, after the applicable grace period, if any, described herein or in the Sale and Servicing Agreement either (i) the Trustee or Holders holding Securities evidencing more than 50% of the Outstanding Amount of such Class of Securities, with the prior written consent of the Controlling Party or
(ii) the Controlling Party by written notice to the Issuer, the Insurer, Freddie Mac, the Sponsor, and the Servicer (and to the Trustee, if given by the Holders or the Insurer) declare that a Rapid Amortization Event has occurred with respect to such Class as of the date of such notice, or in the case of any event described in clause (f), the Trustee or Holders holding Securities evidencing more than 50% of the Outstanding Amount of such Class of Securities by such written notice declare that a Rapid Amortization Event has occurred with respect to such Class as of the date of such notice. Following the occurrence of a Rapid Amortization Event described in clauses (a) through (e) the Controlling Party shall have the right to direct the Trustee to sell the related Pool of Mortgage Loans. Following the occurrence of a Rapid Amortization Event described in clause (f), the Holders holding Securities evidencing more than 50% of the Outstanding Amount of such Class of Securities shall have the right to so direct the Trustee. If the Controlling Party has directed such sale, the Policy or the Guarantee, as applicable, will cover any amounts by which such remaining net proceeds are insufficient to pay the related Security Principal Balance of such Class of Securities, together with all accrued and unpaid interest thereon.

     In addition to the consequences of a Rapid Amortization Event discussed above, if the Sponsor voluntarily files a bankruptcy petition or goes into liquidation or any person is appointed a receiver or bankruptcy trustee of the Sponsor, on the day of any such filing or appointment no further Additional Balances will be transferred to the Trust, and the Sponsor will promptly give notice to the Trustee, the Insurer and Freddie Mac of any such filing or appointment. Within 15 days, the Trustee will publish a notice of the occurrence of such event. If so directed by the Controlling Party, the Trustee will sell, dispose of or otherwise liquidate the Trust Property with respect to the Mortgage Loans in each Pool in a commercially reasonable manner and on commercially reasonable terms. So long as no Event of Servicing Termination has occurred and is continuing, any such sale, disposal or liquidation and such sale, disposal or liquidation will be "servicing retained" by the Servicer. With respect to each Pool and the related Class of Securities, the net proceeds of such sale will first be paid pro rata to the Insurer to the extent of unreimbursed draws under the Policy related to such Class of Securities and other amounts owing to the Insurer (but only if an Insurer Default shall not have occurred and be continuing) and to Freddie Mac to the extent of unreimbursed payments under the Guarantee related to such Class of Securities. The remainder of such net proceeds will then be distributed to the Holders of the such Class of Securities insofar as may be necessary to reduce the Security Principal Balance of such Class, together with all accrued and unpaid interest due thereon, to zero. If the Controlling Party has directed the Trustee to undertake such sale or liquidation, the Policy or the Guarantee, as applicable, will cover any amount by which such remaining net proceeds are insufficient to pay the related Security Principal Balance, together with all accrued and unpaid interest due thereon, in full.

     IN WITNESS WHEREOF, the Issuer, the Trustee and Freddie Mac have caused this Pooling Agreement and Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                 GREENPOINT HOME EQUITY LOAN TRUST 2000-1

                 By:  WILMINGTON TRUST COMPANY,
                  not in its individual capacity but solely as Owner Trustee


                 By:  /s/ Anita Dallago
                      ----------------------------------------------------------
                 Name:  Anita Dallago
                 Title: Financial Services Officer



                 BANKERS TRUST COMPANY,
                  not in its individual capacity but solely as Trustee


                 By:  /s/ Barbara J. Campbell
                      ----------------------------------------------------------
                 Name:  Barbara J. Campbell
                 Title: Assistant Secretary


                 FEDERAL HOME LOAN MORTGAGE CORPORATION



                 By:  /s/ Andrew P. Blocher
                      ----------------------------------------------------------
                 Name:  Andrew P. Blocher
                 Title: Director-Structured Finance Marketing




Acknowledged and Agreed:

GREENPOINT MORTGAGE SECURITIES INC.


By: /s/ Gilbert J. MacQuarrie
   --------------------------------------------------
     Name:  Gilbert J. MacQuarrie
     Title: Vice President

                                                                  EXECUTION COPY

                             ANNEX A - DEFINED TERMS

     Accelerated Principal Payment: With respect to any Payment Date and each Pool, a payment received as a payment of principal by the Securityholders of the related Class of Securities, for the purpose of increasing the related Overcollateralization Amount to the related Specified Overcollateralization Amount applicable to such Payment Date, and to be paid from the Excess Cashflow with respect to the related Pool, and equal to the lesser of (x) the amount of such Excess Cashflow and (y) the Overcollateralization Deficiency Amount for the related Pool.

     Account: The Collection Account and the Reserve Fund.

     Act: As defined in Section 11.3(a) of the Pooling Agreement.

     Additional Balance: As to the HELOC Mortgage Loans contained in each Pool and any date of determination, the aggregate amount of all Draws conveyed to the Issuer with respect to such Pool pursuant to Section 2.01 of the Sale and Servicing Agreement.

     Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Appraised Value: As to any Mortgaged Property, the value established by either a full appraisal or a drive by inspection of such Mortgaged Property made to establish compliance with the underwriting criteria then in effect in connection with the application for the Mortgage Loan secured by such Mortgaged Property.

     Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

     Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

     Authorized Officer: With respect to the Issuer and the Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Servicer, respectively, who is authorized to act for the Owner Trustee or the Servicer, respectively, in matters relating to the Issuer and the Servicer, respectively, and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Servicer, respectively, to the Trustee on the Closing Date (as such lists may be modified or supplemented from time to time thereafter).

     Available Funds: The Pool I Available Funds or the Pool II Available Funds.

     Basic Documents: The Pooling Agreement, the Securities, the Residual Certificate, the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement, the Management Agreement, the Insurance Agreement, the Demand Note and the Policy.

     BBA: The British Bankers' Association.

     BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Billing Cycle: With respect to any Mortgage Loan and Collection Period, the billing period specified in the related Loan Agreement and with respect to which amounts billed are received during such Collection Period.

     Book-Entry Securities: A beneficial interest in the Securities, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.8 of the Trust Agreement.

     Business Day: Any day other than a Saturday, Sunday or other day on which banking institutions in the state of New York, the Commonwealth of Virginia or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

     Capitalized Interest Shortfall: Has the meaning specified in the Demand
Note.

     Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

     Certificate Purchase Agreement: The Certificate Purchase Agreement, dated as of June 29, 2000, by and among the Servicer, the Sponsor, and Freddie Mac concerning the sale to Freddie Mac of the Class A-1 Certificates.

     Class: Each respective class of Securities.

     Class A-1 Certificate: Any Certificate designated as a "Class A-1 Home Equity Loan Asset-Backed Certificate" on the face thereof in substantially the form of Exhibit A to the Trust Agreement.

     Class A-1 Certificate Principal Balance: As of any time of determination, the Original Class A-1 Certificate Principal Balance, less any amounts actually distributed as principal to the Class A-1 Certificates on all prior Payment Dates.

     Class A-1 Certificate Rate: (A) For the first Interest Accrual Period, 6.80375%, and (B) for for any Interest Accrual Period, the lesser of the Class A-1 Formula Certificate Rate and the Class A-1 Maximum Rate.

     Class A-1 Deferred Interest: With respect to any Payment Date, the excess, if any, of interest due at the Class A-1 Formula Certificate Rate over interest due at the Class A-1 Certificate Rate.

     Class A-1 Deficiency Amount: With respect to any Payment Date, the excess, if any, of the Required Payments related to the Class A-1 Certificates over the Net Available Distribution Amount related to the Class A-1 Certificates for such Payment Date.

     Class A-1 Formula Certificate Rate: For any Interest Accrual Period, the lesser of (i)(x) with respect to any Payment Date which occurs on or prior to the Class A-1 Optional Redemption Date, LIBOR plus 0.13% per annum and (y) for any Payment Date thereafter, LIBOR plus 0.26% per annum and (ii) 15.50%.

     Class A-1 Interest Payment Amount: With respect to any Payment Date, the product of (x) the Class A-1 Certificate Rate applicable to such Payment Date,
(y) the Class A-1 Certificate Principal Balance immediately prior to such Payment Date and (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

     Class A-1 Maximum Rate: As to any Interest Accrual Period, the Weighted Average Net Loan Rate of the Pool I Mortgage Loans for the Collection Period during which such Interest Accrual Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Interest Accrual Period and a year assumed to consist of 360 days).

     Class A-1 Maximum Principal Payment: With respect to (i) any Payment Date during the Managed Amortization Period, the Pool I Net Principal Collections and
(ii) any Payment Date during the Rapid Amortization Period, 100% of the Pool I Principal Collections relating to such Payment Date.

     Class A-1 Securityholder: Any Holder of a Class A-1 Certificate.

     Class A-1 Optional Redemption Date: The date on which the Sponsor is first able to exercise its right of optional redemption of the Class A-1 Certificates pursuant to Section 10.1 of the Pooling Agreement or Section 7.01 of the Sale and Servicing Agreement.

     Class A-1 Principal Payment Amount: On any Payment Date, the excess of (x) the Class A-1 Maximum Principal Payment over (y) the Pool I
Overcollateralization Reduction Amount.

     Class A-1 Reimbursement Amount: As of any Payment Date, the sum of (w)(i) all related payments made pursuant to the Policy by the Insurer and in each case not previously repaid to the Insurer pursuant to Section 8.7(d)(vii) of the Pooling Agreement, plus (ii) interest accrued on each such payment made pursuant to the Policy not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, (x)(i) any other amounts then due and owing to the Insurer under the Insurance Agreement, plus (ii) interest on such amounts at the Late Payment Rate, (y)(i) all related payments made pursuant to the Guarantee by Freddie Mac and in each case not previously repaid to Freddie Mac pursuant to Section 8.7(d)(vii) of the Pooling Agreement, plus (ii) interest accrued on each such payment made pursuant to the Guarantee not previously repaid calculated at the Late Payment Rate from the date Freddie Mac made the related payment and (z)(i) other amounts then due and owing to Freddie Mac under the Guarantee, plus (ii) interest on such amounts at the Late Payment Rate.

     Class A-2 Deferred Interest: With respect to any Payment Date, the excess, if any, of interest due at the Class A-2 Formula Note Rate over interest due at the Class A-2 Note Rate.

     Class A-2 Deficiency Amount: With respect to any Payment Date, the excess, if any, of the Required Payments related to the Class A-2 Notes over the Net Available Distribution Amount related to the Class A-2 Notes for such Payment Date.

     Class A-2 Formula Note Rate: For any Interest Accrual Period, the lesser of
(i)(x) with respect to any Payment Date which occurs on or prior to the Class A-2 Optional Redemption Date, LIBOR plus 0.25% per annum and (y) for any Payment Date thereafter, LIBOR plus 0.50% per annum and (ii) 15.50%.

     Class A-2 Interest Payment Amount: With respect to any Payment Date, the product of (x) the Class A-2 Note Rate applicable to such Payment Date, (y) the Class A-2 Note Principal Balance immediately prior to such Payment Date and (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

     Class A-2 Maximum Rate: As to any Interest Accrual Period, the Weighted Average Net Loan Rate of the Pool II Mortgage Loans for the Collection Period during which such Interest Accrual Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Interest Accrual Period commencing in the month in which such Interest Accrual Period commences and a year assumed to consist of 360 days).

     Class A-2 Maximum Principal Payment: With respect to (i) any Payment Date during the Managed Amortization Period, the Pool II Net Principal Collections and (ii) any Payment Date during the Rapid Amortization Period, 100% of the Pool II Principal Collections relating to such Payment Date.

     Class A-2 Note: Any note designated as a "Class A-2 Home Equity Loan Asset-Backed Note" on the face thereof in substantially the form of Exhibit A to the Pooling Agreement.

     Class A-2 Note Principal Balance: As of any time of determination, the Original Class A-2 Note Principal Balance, less any amounts actually distributed as principal to the Class A-2 Notes on all prior Payment Dates.

     Class A-2 Note Rate: (A) For the first Interest Accrual Period, 6.92375%, and (B) for any Interest Accrual Period threreafter, the lesser of the Class A-2 Formula Note Rate and the Class A-2 Maximum Rate.

     Class A-2 Securityholder: Any Holder of a Class A-2 Note.

     Class A-2 Optional Redemption Date: The date on which the Sponsor is first able to exercise its right of optional redemption of the Class A-2 Notes pursuant to Section 10.1 of the Pooling Agreement or Section 7.01 of the Sale and Servicing Agreement.

     Class A-2 Principal Payment Amount: On any Payment Date, the excess of (x) the Class A-2 Maximum Principal Payment over (y) the Pool II
Overcollateralization Reduction Amount.

     Class A-2 Reimbursement Amount: As of any Payment Date, the sum of (x)(i) all related payments made pursuant to the Policy by the Insurer and in each case not previously repaid to the Insurer pursuant to Section 8.7(d)(vii) of the Pooling Agreement, plus (ii) interest accrued on each such payment made pursuant to the Policy not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments and (y)(i) any other amounts then due and owing to the Insurer under the Insurance Agreement, plus
(ii) interest on such amounts at the Late Payment Rate.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Closed-End Mortgage Loans: With respect to Pool I and Pool II, Mortgage Loans consisting solely of fixed-rate closed-end second lien mortgage loans under the Mortgage Notes.

     Closed-End Principal Balance: As to any Closed-End Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any date, the related Cut-Off Date Principal Balance minus all collections credited as principal against the Closed-End Principal Balance of such Closed-End Mortgage Loan in accordance with the related Mortgage Note prior to such day.

     Closing Date: June 29, 2000.

     Code: The Internal Revenue Code of 1986, as amended from time to time.

     Collateral: As defined in the Granting Clause of the Pooling Agreement.

     Collection Account: That account designated as the "Collection Account" and established pursuant to Section 8.3 of the Pooling Agreement.

     Collection Period: With respect to any Payment Date and any Mortgage Loans, the calendar month preceding such Payment Date.

     Combined Loan-to-Value Ratio: (i) With respect to any HELOC Mortgage Loan as of any date, the percentage equivalent of a fraction, the numerator of which is the sum of (A) the Credit Limit and (B) the outstanding principal balance as of the date of execution of the related Credit Line Agreement (or as of any subsequent date, if any, as of which such outstanding principal balance may be determined in connection with an increase in the Credit Limit for such HELOC Mortgage Loan) of any mortgage loan or mortgage loans that are senior in priority to the HELOC Mortgage Loan and which is secured by the same Mortgaged Property and the denominator of which is the lesser of (C) the Appraised Value of the related Mortgaged Property as set forth in the Mortgage File on such date of execution or on such subsequent date, if any, or (D) in the case of a Mortgaged Property purchased within one year of such date of execution, the purchase price thereof and (ii) with respect to any Closed-End Mortgage Loan as of any date, the percentage equivalent of a fraction, the numerator of which is the sum of (A) the original principal balance of the Closed-End Mortgage Loan and (B) any outstanding principal balances of mortgage loans senior to such Closed-End Mortgage Loan (calculated at the date of origination of the Closed-End Mortgage Loan) and the denominator of which is the lesser of (C) the Appraised Value of the related Mortgaged Property as set forth in the Mortgage Files at such date or origination and (D) in the case of a Mortgaged Property purchased within one year of the origination of the related Closed-End Mortgage Loan, the purchase price of such Mortgaged Property.

     Company: GreenPoint Mortgage Funding, Inc.

     Controlling Party: (A) The Insurer, so long as no Insurer Default shall have occurred and be continuing, (B) Freddie Mac (with respect to the Class A-1 Certificates unless Freddie Mac has defaulted on its Guarantee) for so long as an Insurer Default shall have occurred, and (C) the Trustee (with respect to the Class A-2 Notes and with respect to the Class A-1 Certificates if Freddie Mac has defaulted on its Guarantee) for so long as an Insurer Default shall have occurred.

     Corporate Trust Office: With respect to (i) the Trustee, the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at date of the execution of the Pooling Agreement is located at 1761 East St. Andrews Place, Santa Ana, California 92705, Attention: Corporate Trust (for the purposes of
Section 3.2 of the Pooling Agreement, such office is located at 123 Washington Street, New York, New York 10006 and (ii) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration, or at such other address as the Owner Trustee may designate by notice to the Securityholders and the Sponsor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Securityholders and the Sponsor).

     Credit Limit: As to any HELOC Mortgage Loan, the maximum principal balance permitted under the terms of the related Credit Line Agreement.

     Credit Limit Utilization Rate: As to any HELOC Mortgage Loan, the percentage equivalent of a fraction the numerator of which is the principal balance for such HELOC Mortgage Loan and the denominator of which is the related Credit Limit.

     Credit Line Agreement: With respect to any HELOC Mortgage Loan, the related home equity line of credit agreement and promissory note executed by the related Mortgagor and any amendment or modification thereof.

     Credit Scores: With respect to the Mortgage Loans, statistical credit scores obtained by mortgage lenders in connection with the loan application to help assess a borrower's credit worthiness.

     Crossover Amount: As defined in Section 8.7(d)(ix) of the Pooling
Agreement.

     Cut-Off Date: For any Mortgage Loan, the close of business on May 31, 2000.

     Cut-Off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-Off Date.

     Default: Any occurrence that is, or with notice or the lapse of time or both would become, a Rapid Amortization Event.

     Defective Mortgage Loan: A Mortgage Loan subject to retransfer pursuant to
Section 2.03 or 2.05 of the Sale and Servicing Agreement.

     Deferred Interest : The Class A-1 Deferred Interest and/or the Class A-2 Deferred Interest, as applicable.

     Deficiency Amount: The Class A-1 Deficiency Amount and/or the Class A-2 Deficiency Amount, as applicable.

     Definitive Securities: As defined in Section 3.10 of the Trust Agreement.

     Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

     Demand Note: The demand note issued by GreenPoint Bank, a New York State chartered savings bank, to the Insurer on June 29, 2000.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of Class A-2 Notes evidencing $108,598,000 in initial aggregate principal amount of the Class A-2 Notes. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the UCC of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Designated Telerate Page: The Dow Jones Telerate Service page 3750, or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA as the information vendor for the purpose of displaying the BBA's "Interest Settlement Rates" for deposits in U.S. dollars.

     Determination Date: With respect to any Payment Date, the fourth Business Day prior to such Payment Date or such earlier day as shall be designated by the Insurer, Freddie Mac and the Trustee.

     Draw: With respect to any HELOC Mortgage Loan, an additional borrowing by the Mortgagor subsequent to the Cut-Off Date in accordance with the related Credit Line Agreement.

     Draw Period: With respect to any HELOC Mortgage Loan, the period of time specified in the related Credit Line Agreement whereby a Mortgagor may make a Draw under the related Credit Line Agreement, not to exceed five or fifteen years (as applicable) unless extended pursuant to such Credit Line Agreement and the Sale and Servicing Agreement, such extension to be limited by the provisions set forth in Section 2.04 of the Sale and Servicing Agreement.

     Eligible Account: A segregated account that is (i) maintained with a depository institution whose short-term debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies,
(ii) one or more accounts maintained with a depository institution whose long-term unsecured debt rating by the Rating Agencies is at least A+ and whose accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation established by such fund, (iii) a segregated trust account maintained with the Trustee in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency and the Controlling Party as evidenced by a letter from each Rating Agency and the Controlling Party to the Trustee, without reduction or withdrawal of their then current ratings of the Class A Securities without regard to the Policy or Guarantee.

     Eligible Investments: One or more of the following (excluding any callable investments purchased at a premium):

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category (which is A-1+ for Standard & Poor's and P-1 for Moody's);

          (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of Moody's and Standard & Poor's in its highest unsecured short-term debt rating category;

          (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their highest short-term debt rating categories;

          (v) short-term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their respective highest applicable rating category;

          (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has a rating of Aaa by Moody's and either AAAm or AAAm-G by Standard & Poor's or such lower rating as will not result in the qualification, downgrading or withdrawal of the then-current rating assigned to the Securities by each Rating Agency without regard to the Policy or the Guarantee; and

          (vii) other obligations or securities that are acceptable to each Rating Agency and the Controlling Party as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Securities without regard to the Policy or the Guarantee, as evidenced by a letter to such effect from such Rating Agency and the Controlling Party and with respect to which the Servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

     Eligible Substitute Mortgage Loan: A Mortgage Loan substituted by the Sponsor, with the consent of the Controlling Party, for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or, in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), equal to or less than the Principal Balance of the Defective Mortgage Loan as of the applicable Cut-Off Date; (ii) except for HELOC Mortgage Loans still in their teaser period, have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 4.00% in excess of the Loan Rate of such Defective HELOC Mortgage Loan; (iii) for HELOC Mortgage Loans, have a Loan Rate based on the same Index as the Defective Mortgage Loan with adjustments to such Loan Rate made on the same date on which the Defective HELOC Mortgage Loan's interest rate adjusts; (iv) for HELOC Mortgage Loans, have a Margin that is not less than the Margin of the Defective HELOC Mortgage Loan and not more than 100 basis points higher than the Margin for the Defective HELOC Mortgage Loan; (v) have a mortgage of the same or higher level of priority as the Defective Mortgage Loan at the time such Mortgage Loan was transferred to the Trust; (vi) have a remaining term to maturity not more than 120 months earlier and not more than 180 months later than the remaining term to maturity of the Defective Mortgage Loan; (vii) comply with each representation and warranty as to the Mortgage Loans set forth in the Sale and Servicing Agreement (deemed to be made as of the date of substitution); (viii) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; and (ix) have a Credit Score greater than or equal to the Credit Score of the Defective Mortgage Loan at the time such Mortgage Loan was transferred to the Trust; (x) the related Mortgaged Property is not an investment property; (xi) the related Mortgaged Property is not a second home; and (xii) the Combined Loan-to-Value Ratio is not greater than 100%.

     ERISA: Employee Retirement Income Security Act of 1974, as amended.

     Event of Servicing Termination: As defined in Section 6.01 of the Sale and Servicing Agreement.

     Event of Termination: As defined in Article IX of the Purchase Agreement.

     Excess Cashflow: With respect to each Pool and any Payment Date, the related Available Funds with respect to such Pool for such Payment Date which remain on deposit in the Collection Account after taking into account the distributions listed in clauses (i) through (vii) of Section 8.7(d) of the Pooling Agreement with respect to such Pool and such Payment Date.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     Final Scheduled Payment Date: For the Class A-1 Certificates, the Payment Date in January 2027 and for the Class A-2 Notes, the Payment Date in June 2026, in each case whereby the related Securityholders shall be entitled to receive a payment of principal in an amount equal to the respective outstanding Security Principal Balance.

     Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal

Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the last day in the related Collection Period) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

     Freddie Mac: Federal Home Loan Mortgage Corporation.

     GAAP: Generally accepted accounting principles, consistently applied.

     Grant: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Pooling Agreement. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Gross Margin: As to any HELOC Mortgage Loans, the percentage set forth as the "Gross Margin" for such HELOC Mortgage Loans on Exhibit A to the Sale and Servicing Agreement.

     Guarantee: The guarantee of Freddie Mac contained in Section 8.4(e) of the Pooling Agreement.

     Guarantee Claim: As defined in Section 8.4(e) of the Pooling Agreement.

     Guarantee Fee Amount: With respect to the Class A-1 Certificates, the product of (x) 1/12, (y) the Guarantee Fee Percentage and (z) the Class A-1 Certificate Principal Balance as of the related Payment Date (prior to the payment of any amounts on such Payment Date).

     Guarantee Fee Percentage: As described in a letter agreement, dated as of June 29, 2000, by and among Freddie Mac, the Sponsor and the Trustee.

     Guarantee Payment: As defined in Section 8.4(e) of the Pooling Agreement.

     HELOC Mortgage Loans: With respect to Pool I and Pool II, Mortgage Loans consisting solely of adjustable-rate home equity revolving credit line loans under the Credit Line Agreements.

     HELOC Principal Balance: As to any HELOC Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any date, the related Cut-Off Date Principal Balance, plus (i) any Additional Balance in respect of such HELOC Mortgage Loan, minus (ii) all collections credited as principal against the HELOC Principal Balance of any such HELOC Mortgage Loan in accordance with the related Credit Line Agreement prior to such day.

     Holder or Securityholder: The Person in whose name a Security is registered on the Security Register.

     Indebtedness: With respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of funding vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

     Indemnification Agreement: The Indemnification Agreement, dated as of June 15, 2000, by and among the Insurer and the Greenwich Capital Markets, Inc., as underwriter.

     Independent: When used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Securities, the Sponsor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Sponsor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Sponsor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     Independent Certificate: A certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Pooling Agreement, prepared by an Independent appraiser or other expert appointed pursuant to an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Pooling Agreement and that the signer is Independent within the meaning thereof.

     Index: With respect to each Interest Rate Adjustment Date for a HELOC Mortgage Loan, the highest "prime rate" as published in the "Money Rates" table of The Wall Street Journal as of the last business day of the previous Billing Cycle.

     Initial Pool I Balance: $242,354,576.15.

     Initial Pool II Balance: $107,790,278.12.

     Insurance Agreement: The Insurance and Indemnity Agreement, dated as of June 29, 2000, by and among the Insurer, the Servicer, the Sponsor and the Trustee.

     Insurance Policy: Any hazard, title or primary mortgage insurance policy relating to a Mortgage Loan, but shall not include the Policy.

     Insurance Proceeds: Proceeds paid by any insurer (other than the Insurer) pursuant to any Insurance Policy covering a Mortgage Loan, or amounts required to be paid by the Servicer pursuant to the last sentence of Section 3.04 of the Sale and Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

     Insured Payment: As defined in the Policy with respect to a Class of Securities and as of any Payment Date.

     Insured Payment Deficiency Amount: As defined in Section 8.4(e) of the Pooling Agreement.

     Insured Undercollateralization Payment Date: With respect to each Class and the related Pool, the earliest of (i) the eighth Payment Date, (ii) the first Payment Date on which the related Pool Balance exceeds the related Security Principal Balance (after taking into account reductions to such Class pursuant to Sections 8.7(d)(v), (vi), and (viii) of the Pooling Agreement on such Payment
Date) and (iii) the Payment Date on which the related Security Principal Balance is zero.

     Insurer: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance company.

     Insurer Default: Any of (i) the failure by the Insurer to make a payment required under the Policy in accordance with the terms thereof, (ii) the voluntary or involuntary filing of a petition or other invocation of the process of any court or government authority for the purpose of commencing or sustaining a case under any federal or state bankruptcy, insolvency or similar law against the Insurer, (iii) the appointing of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Insurer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Insurer or (iv) the Insurer's failure to be qualified to do business as a financial guaranty insurer in any jurisdiction in which its failure to be so qualified would have a material adverse effect on the Insurer's ability to perform under the Policy and the Insurance Agreement.

     Insurer Issuer Secured Obligations: All amounts and obligations which the Issuer may at any time owe to or on behalf of the Insurer or Freddie Mac under the Pooling Agreement, the Insurance Agreement or any other Basic Document.

     Interest Accrual Period: With respect to any Payment Date, the period from and including the prior Payment Date (or, in the case of the July 2000 Payment Date, from and including the Closing Date) to, but excluding, the current Payment Date, with interest being computed on the basis of the actual number of days in such Interest Accrual Period and a 360-day year.

     Interest Collections: With respect to each Pool and for any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest, including the portion of Net Liquidation Proceeds and Insurance Proceeds allocated to interest pursuant to the terms of the related Loan Agreement (net of the applicable servicing fees and excluding the fees or late charges or similar administrative fees paid by Mortgagors), during the related Collection Period, less the related Servicing Fee for the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

     Interest Determination Date: (i) With respect to any Interest Accrual Period (other than the initial Interest Accrual Period), the second LIBOR Business Day preceding the first day of such Interest Accrual Period and (ii) with respect to the initial Interest Accrual Period, the second LIBOR Business Day preceding the Closing Date.

     Interest Payment Amount: The Class A-1 Interest Payment Amount or the Class A-2 Interest Payment Amount, as applicable.

     Interest Rate Adjustment Date: With respect to each HELOC Mortgage Loan, any date on which the Loan Rate is adjusted in accordance with the related Credit Line Agreement.

     Interest Settlement Rates: Those rates which are displayed on the Designated Telerate Page.

     Issuer or Trust: GreenPoint Home Equity Loan Trust 2000-1, a Delaware business trust, until a successor replaces it and, thereafter, the successor.

     Issuer Order and Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

     Issuer Secured Obligations: The Insurer Issuer Secured Obligations and the Trustee Issuer Secured Obligations.

     Issuer Secured Parties: Each of the Trustee in respect of the Trustee Issuer Secured Obligations and the Insurer in respect of the Insurer Issuer Secured Obligations.

     Late Payment Rate: For any Payment Date, the greater of (i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (ii) the then applicable highest rate of interest on the Securities. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.


     LIBOR: With respect to any Interest Accrual Period, the rate determined by the Trustee on the related Interest Determination Date appearing on the Designated Telerate Page on that Interest Determination Date based on the Interest Settlement Rate for U.S. dollar deposits of one-month maturity set by the BBA as of the Interest Determination Date. If the BBA's Interest Settlement Rate does not appear on the Designated Telerate Page as of 11:00 a.m. (London time) on such date, or if the Designated Telerate Page is not available on such date, the Trustee will obtain such rate from the Reuters Monitor Money Rates Service page "LIBOR01" or the Bloomberg L.P. page "BBAM." If such rate is not published for such Interest Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Trustee (after consultation with the Controlling Party) will designate an alternative index that has performed in a manner substantially similar to the BBA's Interest Settlement Rate.

     LIBOR Business Day: Any day on which banks in London and New York are open for conducting transactions in foreign currency and exchange.

     Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 5.02 of the Sale and Servicing Agreement shall not be deemed to constitute a Lien.

     Lifetime Rate Cap: With respect to each HELOC Mortgage Loan with respect to which the related Mortgage Note provides for a lifetime rate cap, the maximum Loan Rate permitted over the life of such HELOC Mortgage Loan under the terms of the related Credit Line Agreement previously delivered to the Trustee.

     Liquidated Mortgage Loan: As to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Sale and Servicing Agreement, as of the end of the related Collection Period, that all Liquidation Proceeds which it expects to recover with respect to the disposition of such Mortgage Loan or the related REO have been recovered.

     Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead) which are incurred by the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any Insurance Policy, including, without limitation, legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.06 of the Sale and Servicing Agreement (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting the related Mortgage Loan and any related and unreimbursed expenditures with respect to real estate property taxes, water or sewer taxes, condominium association dues, property restoration or preservation or insurance against casualty, loss or damage.

     Liquidation Loss Amounts: With respect to any Payment Date and Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the related Principal Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

     Liquidation Proceeds: Proceeds (including Insurance Proceeds) received in connection with the liquidation of any Mortgage Loan or related REO, whether through trustee's sale, foreclosure sale or otherwise.

     Loan Agreement: Any Credit Line Agreement or Mortgage Note.

     Loan Purchase Price: With respect to any Mortgage Loan purchased from the Trust on a Determination Date pursuant to Section 3.06 of the Sale and Servicing Agreement, an amount equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Principal Balance thereof as of the beginning of the preceding Collection Period computed at the Loan Rate less the Servicing Fee, together with, without duplication, the aggregate amount of (i) all delinquent interest, all advances made by the Servicer and not subsequently recovered from the related Mortgage Loan and (ii) any Class A-1 Reimbursement Amount or Class A-2 Reimbursement Amount related to such Mortgage Loan.

     Loan Rate: With respect to any HELOC Mortgage Loan and as of any day, the per annum rate of interest applicable under the related Credit Line Agreement to the calculation of interest for such day on the Principal Balance of such HELOC Mortgage Loan. With respect to any Closed-End Mortgage Loan and as of any day, the per annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance of such Closed-End Mortgage Loan.

     Loan Rate Cap: With respect to each Mortgage Loan, the lesser of (i) the Lifetime Rate Cap, if any, or (ii) the applicable state usury ceiling, if any.

     Losses: Any and all out-of-pocket losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and disbursements) directly incurred by any Person specified in the Purchase Agreement, resulting from transactions entered into under the Purchase Agreement (other than liability for taxes). Losses must be accounted for and presented for reimbursement documented in reasonable detail and within a reasonable time.

     Managed Amortization Period: With respect to each Class of Securities, the period commencing on the Closing Date and ending on the earlier to occur of (x) the June 2005 Payment Date and (y) the Payment Date which immediately precedes the occurrence of a Rapid Amortization Event with respect to such Class of Securities.

     Management Agreement: The Management Agreement, dated as of June 1, 2000, by and between the Company and the Issuer.

     Management Fee: $500 per month.

     Manager: The Person acting in such capacity pursuant to the Management Agreement or its successors or assigns, which shall initially be the Company.

     Margin: With respect to each HELOC Mortgage Loan, the fixed percentage amount set forth in the related Loan Agreement which amount is added to the Prime Rate in accordance with the terms of the related Loan Agreement to determine the Loan Rate for such HELOC Mortgage Loan, subject to any maximum.

     Minimum Monthly Payment: With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in that month.

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Note or Credit Line Agreement.

     Mortgage File: The mortgage documents listed in Section 2.01(c) to the Sale and Servicing Agreement pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Sale and Servicing Agreement.

     Mortgage Loan Schedule: With respect to any date, the schedule of Mortgage Loans included in the Trust on such date. The schedule of Mortgage Loans as of the Cut-Off Date is the schedule set forth in Exhibit A to the Sale and Servicing Agreement, which schedule sets forth as to each such Mortgage Loan, to the extent applicable, (i) the Cut-Off Date Principal Balance, (ii) the Credit Limit, (iii) the Gross Margin, (iv) the Lifetime Rate Cap, (v) the account number, (vi) the current Loan Rate, (vii) the Combined Loan-to-Value Ratio,
(viii) a code specifying the property type, (ix) a code specifying documentation type and (x) a code specifying lien position. The Mortgage Loan Schedule will be deemed to be amended from time to time to reflect Additional Balances and Eligible Substitute Mortgage Loans.

     Mortgage Loans: Any HELOC Mortgage Loans, including any Additional Balances with respect thereto, as well as any Closed-End Mortgage Loans, that are transferred and assigned to the Trustee pursuant to Sections 2.01 and 2.10 of the Sale and Servicing Agreement, together with the Related Documents, exclusive of mortgage loans that are retransferred to the Sponsor or the Servicer from time to time pursuant to Sections 2.03, 2.05 or 3.06 of the Sale and Servicing Agreement as from time to time are held as a part of the Trust. The Mortgage Loans originally so held are identified in the Mortgage Loan Schedule delivered on the Closing Date. The Mortgage Loans shall also include any Eligible Substitute Mortgage Loans substituted by the Sponsor for a Defective Mortgage Loan pursuant to Sections 2.03 and 2.05 of the Sale and Servicing Agreement. The term "Mortgage Loan" includes the terms "HELOC Mortgage Loans" and "Closed-End Mortgage Loans."

     Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Closed-End Mortgage Loan.

     Mortgaged Property: The underlying property, including any real property and improvements thereon, securing a Mortgage Loan.

     Mortgagor: The obligor on a Mortgage Note or Credit Line Agreement.

     Net Available Distribution Amount: For each Payment Date and for each Class of Class A Securities, the related Total Available Funds on such Payment Date.

     Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

     Net Loan Rate: With respect to any Mortgage Loan and as to any day, the Loan Rate (assuming each HELOC Mortgage Loan is fully indexed) less the Servicing Fee Rate, the Premium Percentage (multiplied by a fraction, the numerator of which is the Security Principal Balance of the related Class of Securities and the denominator of which is the related Pool Balance), with respect to the Pool I Mortgage Loans only, the Guarantee Fee Percentage (multiplied by a fraction, the numerator of which is the Class A-1 Certificate Principal Balance and the denominator of which is the Pool I Balance), the Trustee Fee Rate and, after the June 2001 Payment Date, 0.50% per annum.

     Officer's Certificate: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Pooling Agreement and delivered to the Trustee.

     Opinion of Counsel: One or more opinions of counsel who may, except as otherwise expressly provided in the Pooling Agreement, be employees of or counsel to the Issuer and, if addressed to the Insurer, satisfactory to the Insurer, and which shall comply with any applicable requirements of Section 11.1 of the Pooling Agreement, and if addressed to the Insurer, shall be satisfactory to the Insurer; provided, that any opinion relating to matters of federal, state or local taxation must be provided by independent, outside counsel.

     Optional Redemption Date: Either of the Class A-1 Optional Redemption Date or the Class A-2 Optional Redemption Date.

     Original Class A Security Principal Balance: The Original Class A-1 Certificate Principal Balance or the Original Class A-2 Note Principal Balance.

     Original Class A-1 Certificate Principal Balance: $244,172,000.

     Original Class A-2 Note Principal Balance: $108,598,000.

     Original Pool Balance: $350,144,854.27.

     Outstanding: As of the date of determination, all Securities theretofore authenticated and delivered under the Pooling Agreement except:

          (i) Securities theretofore canceled by the Securities Registrar or delivered to the Securities Registrar for cancellation;

          (ii) Securities or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Security Paying Agent in trust for the Holders of such Securities (provided, however, that if such

     Securities are to be redeemed, notice of such redemption has been duly given pursuant to the Pooling Agreement or provision therefor, satisfactory to the Trustee); and

          (iii) Securities in exchange for or in lieu of other Securities which have been authenticated and delivered pursuant to the Pooling Agreement unless proof satisfactory to the Trustee is presented that any such Securities are held by a bona fide purchaser;

provided, however, that Securities which have been paid with proceeds of the Policy or the Guarantee shall continue to remain Outstanding for purposes of the Pooling Agreement until the Insurer or Freddie Mac, as applicable, has been paid as subrogee under the Insurance Agreement or Pooling Agreement, as applicable, or the Insurer or Freddie Mac, as applicable, has been reimbursed pursuant to the Insurance Agreement or Pooling Agreement, as applicable, as evidenced by a written notice from the Insurer or Freddie Mac, as applicable, delivered to the Trustee, and the Insurer or Freddie Mac, as applicable, shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer or Freddie Mac, as applicable; provided, further, that in determining whether the Holders of the requisite Outstanding Amount of the Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Securities owned by the Issuer, any other obligor upon the Securities, the Sponsor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgees right so to act with respect to such Securities and that the pledgee is not the Issuer, any other obligor upon the Securities, the Sponsor or any Affiliate of any of the foregoing Persons.

     Outstanding Amount: With respect to any date of determination, the aggregate Security Principal Balance of all the Securities, or Class of Securities, as applicable, Outstanding as of such date of determination.

     Overcollateralization Amount: As applicable, the Pool I
Overcollateralization Amount or the Pool II Overcollateralization Amount.

     Overcollateralization Deficiency Amount: As applicable, the Pool I Overcollateralization Deficiency Amount or the Pool II Overcollateralization Deficiency Amount.

     Overcollateralization Deficit: As applicable, the Pool I
Overcollateralization Deficit or the Pool II Overcollateralization Deficit.

     Overcollateralization Reduction Amount: As applicable, the Pool I Overcollateralization Reduction Amount or the Pool II Overcollateralization Reduction Amount.

     Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

     Owner Trustee Fee: A fee which is separately agreed to between the Servicer and the Owner Trustee and is payable to the Owner Trustee .

     Owner Trustee Fee Rate: The per annum rate at which the Owner Trustee Fee is calculated.

     Payment Date: The fifteenth day of each month, or if such day is not a Business Day, then the next Business Day, beginning in the month immediately following the Closing Date.

     Percentage Interest: As to any Security, the percentage obtained by dividing the principal denomination of such Security by the aggregate of the principal denominations of all Securities of the same class. As to any Residual Certificate, the percentage set forth on the face of such Residual Certificate.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Policy: The financial guaranty insurance policy No. AB0377BE with respect to the Class A Securities, dated June 29, 2000, issued by the Insurer to the Trustee for the benefit of the Securityholders.

     Pool: Pool I or Pool II.

     Pool Balance: With respect to any date, the Pool I Balance or the Pool II Balance, as applicable, as of such date.

     Pool Delinquency Rate: With respect to each Pool separately and with respect to any Collection Period, the fraction, expressed as a percentage, equal to (x) the aggregate Principal Balances of all related Mortgage Loans 60 or more days delinquent (including all foreclosures and REO properties) as of the close of business on the last day of such Collection Period over (y) the related Pool Balance as of the close of business on the last day of such Collection Period.

     Pool Factor: A seven-digit decimal which the Servicer shall compute monthly expressing the related Security Principal Balance as of each Payment Date (after giving effect to any distribution of principal on such Payment Date) as a proportion of the Original Security Principal Balance for the related Class. On the Closing Date, the Pool Factor for each Pool will be 1.0000000. Thereafter, the Pool Factor shall decline to reflect reductions in the related Security Principal Balance resulting from distributions of principal to the related Securities.

     Pool I: The pool of Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Pool I, including any Eligible Substitute Mortgage Loan delivered in the replacement thereof.

     Pool I Available Funds: With respect to any Payment Date, the amount then on deposit in the Collection Account with respect to Pool I, after taking into account the deposits thereto made pursuant to Section 8.7(a) of the Pooling Agreement, if any (exclusive of the amount of any related Insured Payment then on deposit in the Collection Account and any deposits from the Reserve Fund), less the sum of the amounts described in clauses (i), (ii) and (iii) of Section 8.7(d) of the Pooling Agreement with respect to Pool I on such Payment Date.

     Pool I Balance: With respect to any date the aggregate of the Principal Balances of all Pool I Mortgage Loans as of such date.

     Pool I Closed-End Mortgage Loans: The Mortgage Loans in Pool I which are Closed-End Mortgage Loans.

     Pool I Deficiency Amount: Has the meaning specified in Section 8.6(b)(i) of the Pooling Agreement.

     Pool I HELOC Mortgage Loans: The Mortgage Loans in Pool I which are HELOC Mortgage Loans.

     Pool I Mortgage Loans: With respect to any date, those Mortgage Loans contained in Pool I.

     Pool I Net Principal Collections: The excess of (x) Pool I Principal Collections over (y) the aggregate amount of all related Additional Balances arising during the related Collection Period; provided, however, that, in no event will Pool I Net Principal Collections be less than zero with respect to any Payment Date.

     Pool I Overcollateralization Amount: As of any Payment Date, the excess, if any, of (x) the Pool I Balance as of such Payment Date over (y) the Class A-1 Certificate Principal Balance as of such Payment Date (after taking into account any reductions to such Class A-1 Certificate Principal Balance resulting from payments made pursuant to clauses (v) and (vi) of Section 8.7(d) of the Pooling Agreement on such Payment Date).

     Pool I Overcollateralization Deficiency Amount: With respect to any Payment Date, the difference, if any, between (i) the Pool I Specified
Overcollateralization Amount applicable to such Payment Date and (ii) the Pool I Overcollateralization Amount applicable to such Payment Date.

     Pool I Overcollateralization Deficit: With respect to any Payment Date on or after the Insured Undercollateralization Payment Date, the amount, if any, by which (i) the aggregate Class A-1 Certificate Principal Balance, after taking into account the payment to the Class A-1 Securityholders of all principal from sources other than the Policy and the Guarantee on such Payment Date, exceeds
(ii) the Pool I Balance as of such Payment Date.

     Pool I Overcollateralization Reduction Amount: With respect to any Payment Date, the excess of (x) the Pool I Overcollateralization Amount over (y) the Pool I Specified Overcollateralization Amount assuming that the Class A-1 Maximum Principal Payment had been distributed to the Class A-1 Securityholders on such Payment Date.

     Pool I Principal Collections: The Principal Collections relating to Pool I.

     Pool I Specified Overcollateralization Amount: With respect to any Payment Date, the amount equal to the greater of: (I) the sum of (a) the related Spread Squeeze Amount plus (b) 90% of the Principal Balance of Mortgage Loans in Pool I which are 180 or more days Delinquent as of the close of business of the last day of the related Collection Period plus (c)(i) prior to the Payment Date in July 2003, the greater of (x) 2.25% of the Initial Pool I Balance and (y) the Pool I Step-Up Overcollateralization Amount and (ii) on or after the Payment Date in July 2003 the greater of (x) the lesser of 2.25% of the Initial Pool I Balance and 5.00% of the Pool I Balance as of the current Payment Date and (y) the Pool I Step-Up Overcollateralization Amount; or (II) the sum of the related Spread Squeeze Amount and 0.50% of the Initial Pool I Balance; provided, however, that no reduction in clause (c)(ii) shall occur unless (i) aggregate cumulative Liquidation Loss Amounts with respect to Pool I as a percentage of the Initial Pool I Balance are less than 3.75% and (ii) the Six Month Rolling Pool Delinquency Rate for Pool I is less than 3.00%.

     Pool I Step-Up Overcollateralization Amount: If aggregate cumulative Liquidation Loss Amounts with respect to Pool I as a percentage of the Initial Pool I Balance exceed the following percentages on the specified Payment Dates,

                              Payment Dates                         Percentage
                              -------------                         ----------
                              1st - 12th                            1.50%
                              13th - 24th                           2.75%
                              25th - 36th                           4.00%
                              37th - 48th                           5.00%
                              49th +                                6.00%

the Pool I Step-Up Overcollateralization Amount will equal (a) 5.00% of the Initial Pool I Balance, prior to the Payment Date in July 2003 and (b) on or after the Payment Date in July 2003, the lesser of (x) 5.00% of the Initial Pool I Balance and (y) 10.00% of the Pool I Balance as of current Payment Date. Otherwise, the Pool I Step-Up Overcollateralization Amount is zero.

     Pool I Total Available Funds: With respect to any Payment Date, the sum of
(i) the Pool I Available Funds, (ii) any Crossover Amount available from Pool II, (iii) amounts realized from the Pool I Overcollateralization Amount, (iv) amounts on deposit in the Reserve Fund (but only to the extent that Pool I Available Funds, plus any Crossover Amount available from Pool II, are insufficient to pay the amounts specified in clauses (iv), (vi) and (vii) of
Section 8.7(d) of the Pooling Agreement with respect to the Class A-1 Certificates), and (v) amounts available from the Demand Note with respect to Pool I, in each case as of such Payment Date.

     Pool II: The pool of Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Pool II, including any Eligible Substitute Mortgage Loans delivered in replacement thereof.

     Pool II Available Funds: With respect to any Payment Date, the amount then on deposit in the Collection Account with respect to Pool II, after taking into account the deposits thereto made pursuant to Section 8.7(b) of the Pooling Agreement, if any (exclusive of the amount of any related Insured Payment then on deposit in the Collection Account and any deposits from the Reserve Fund), less the sum of the amounts described in clauses (i) and (ii) of Section 8.7(d) of the Pooling Agreement with respect to Pool II on such Payment Date.

     Pool II Balance: With respect to any date the aggregate of the Principal Balances of all Pool II Mortgage Loans as of such date.

     Pool II Closed-End Mortgage Loans: Mortgage Loans in Pool II which are Closed-End Mortgage Loans.

     Pool II Deficiency Amount: As defined in Section 8.6(b)(ii) of the Pooling Agreement.

     Pool II HELOC Mortgage Loans: The Mortgage Loans in Pool II which are HELOC Mortgage Loans.

     Pool II Mortgage Loans: With respect to any date, those Mortgage Loans contained in Pool II.

     Pool II Net Principal Collections: The excess of (x) Pool II Principal Collections over (y) the aggregate amount of all related Additional Balances arising during the related Collection Period; provided, however, that, in no event will Pool II Net Principal Collections be less than zero with respect to any Payment Date.

     Pool II Overcollateralization Amount: As of any Payment Date, the excess, if any, of (x) the Pool II Balance as of such Payment Date over (y) the Class A-2 Note Principal Balance as of such Payment Date (after taking into account any reductions to such Class A-2 Note Principal Balance resulting from payments made pursuant to clauses (v) and (vi) of Section 8.7(d) of the Pooling Agreement on such Payment Date).

     Pool II Overcollateralization Deficiency Amount: With respect to any Payment Date, the difference, if any, between (i) the Pool II Specified Overcollateralization Amount applicable to such Payment Date and (ii) the Pool II Overcollateralization Amount applicable to such Payment Date.

     Pool II Overcollateralization Deficit: With respect to any Payment Date on or after the Insured Undercollateralization Payment Date, the amount, if any, by which (i) the aggregate Class A-2 Note Principal Balance, after taking into account the payment to the Class A-2 Securityholders of all principal from sources other than the Policy on such Payment Date, exceeds (ii) the Pool II Balance as of such Payment Date.

     Pool II Overcollateralization Reduction Amount: With respect to any Payment Date, the excess of (x) the Pool II Overcollateralization Amount over (y) the Pool II Specified Overcollateralization Amount assuming that the Class A-2 Maximum Principal Payment had been distributed to the Class A-2 Securityholders on such Payment Date.

     Pool II Principal Collections: The Principal Collections relating to Pool
II.

     Pool II Specified Overcollateralization Amount: With respect to any Payment Date, the amount equal to the greater of: (I) the sum of (a) the related Spread Squeeze Amount, (b) 90% of the Principal Balance of Mortgage Loans in Pool II which are 180 or more days Delinquent as of the close of business of the last day of the related Collection Period, plus (c)(i) prior to the Payment Date in July 2003, the greater of (x) 2.25% of the Initial Pool II Balance and (y) the Pool II Step-Up Overcollateralization Amount, (ii) on or after the Payment Date in July 2003 the greater of (x) the lesser of 2.25% of the Initial Pool II Balance and 5.00% of the Pool II Balance as of the current Payment Date, (y) the Pool II Step-Up Overcollateralization Amount, (II) the sum of the related Spread Squeeze Amount and 0.50% of the Initial Pool II Balance; provided, however, that no reduction in clause (c)(ii) shall occur unless (i) aggregate cumulative Liquidation Loss Amounts with respect to Pool II as a percentage of the Initial Pool II Balance are less than 3.75% and (ii) the Six Month Rolling Pool Delinquency Rate for Pool II is less than 3.00%.

     Pool II Step-Up Overcollateralization Amount: If aggregate cumulative Liquidation Loss Amounts with respect to Pool II as a percentage of the Initial Pool II Balance exceed the following percentages on the specified Payment Dates,

                              Payment Dates                         Percentage
                              -------------                         ----------
                              1st - 12th                            1.50%
                              13th - 24th                           2.75%
                              25th - 36th                           4.00%
                              37th - 48th                           5.00%
                              49th +                                6.00%


the Pool II Step-Up Overcollateralization Amount will equal (a) 5.00% of the Initial Pool II Balance, prior to Payment Date in July 2003 and (b) on or after Payment Date in July 2003, the lesser of (x) 5.00% of the Initial Pool II Balance and (y) 10.00% of the Pool II Balance as of the current Payment Date. Otherwise, the Pool II Step-Up Overcollateralization Amount is zero.

     Pool II Total Available Funds: With respect to any Payment Date, the sum of
(i) the Pool II Available Funds, (ii) any Crossover Amount available from Pool I, (iii) amounts realized from the Pool II Overcollateralization Amount, (iv) amounts on deposit in the Reserve Fund (but only to the extent that Pool II Available Funds, plus any Crossover Amount available from Pool I, are insufficient to pay the amounts specified in clauses (iv), (vi) and (vii) of
Section 8.7(d) of the Pooling Agreement with respect to the Class A-2 Notes), and (v) amounts available from the Demand Note with respect to Pool II, in each case as of such Payment Date.

     Pooling Agreement: The Pooling Agreement and Indenture, dated as of June 1, 2000, by and between the Issuer, the Trustee and Freddie Mac, as the same may be amended and supplemented from time to time.

     Predecessor Security: With respect to any particular Security, every previous Security evidencing all or a portion of the same interest as that evidenced by such particular Security; and, for the purpose of this definition, any Security authenticated and delivered under Section 3.4 of the Trust Agreement in lieu of a mutilated, lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

     Preference Amount: As defined in the Policy.

     Preference Claim: As defined in Section 5.13(b) of the Pooling Agreement.

     Premium Amount: With respect to the Class A-1 Certificates and as to any Payment Date, the product of (x) one-twelfth of the applicable Premium Percentage and (y) the Class A-1 Certificate Principal Balance on such Payment Date (before taking into account any principal to be paid to the Holders of the Class A-1 Certificates on such Payment Date). With respect to the Class A-2 Notes and as to any Payment Date, the product of (x) one-twelfth of the applicable Premium Percentage and (y) the Class A-2 Note Principal Balance on such Payment Date (before taking into account any principal to be paid to the Holders of the Class A-2 Notes on such Payment Date).

     Premium Percentage: As defined in the Insurance Agreement.

     Prime Rate: The interest rate entitled "Prime Rate" in the published Money Rates table of The Wall Street Journal.

     Principal Balance: As of any date and with respect to any Mortgage Loan, the HELOC Principal Balance or the Closed-End Principal Balance, as applicable. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

     Principal Collections: With respect to a Pool and as to any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting principal (including, but not limited to, Substitution Amounts and any portion of Insurance Proceeds or Net Liquidation Proceeds allocable to principal of the applicable Mortgage Loan, but excluding Foreclosure Profits) collected by the Servicer with respect to such Pool under the related Mortgage Loans during the related Collection Period. The terms of the related Loan Agreements shall determine the portion of each payment in respect of a Mortgage Loan that constitutes principal or interest.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of June 1, 2000, by and between the Company and the Sponsor with respect to the Mortgage Loans.

     Purchase Price: 102.8% of the Principal Balance of the Mortgage Loans as of the Cut-Off Date (and any Eligible Substitute Mortgage Loan as of the date delivered).

     Purchaser Note: As defined in Section 10.02 of the Purchase Agreement.

     Rapid Amortization Event: Any of those "Rapid Amortization Events" described in Section 12.1 of the Pooling Agreement.

     Rapid Amortization Period: With respect to each Class of Securities, the period which immediately follows the end of the Managed Amortization Period with respect to such Class of Securities.

     Rating Agency: Each of Moody's and Standard & Poor's. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Sponsor and the Insurer, notice of which designation shall be given to the Trustee. References in any Basic Document to the highest short term unsecured rating category of a Rating Agency shall means A1+ or better in the case of Standard & Poor's and P1 or better in the case of Moody's, and in the case of any other Rating Agency shall mean the ratings such other Rating Agency deems equivalent to the foregoing ratings. References in any Basic Document to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's, and in the case of any other Rating Agency, the rating such other Rating Agency deems equivalent to the foregoing ratings.

     Record Date: For the Class A-1 Certificates, the last Business Day of the calendar month preceding the month in which the Payment Date occurs. For the Class A-2 Notes, the last Business Day preceding the related Payment Date; provided, however, that following the date on which Definitive Securities are available, the Record Date for the Class A-2 Notes shall be the last Business Day of the calendar month preceding the month in which the related Payment Date occurs.

     Redemption Date: In the case of a redemption of any Securities pursuant to
Section 10.1 of the Pooling Agreement, the Payment Date specified by the Sponsor pursuant to Section 7.01(b) of the Sale and Servicing Agreement.

     Redemption Price: In the case of a redemption of any Securities pursuant to
Section 10.1 of the Pooling Agreement, an amount equal to the unpaid principal amount of the then outstanding principal amount of each class of the related Class of Securities being redeemed, plus accrued and unpaid interest thereon to but excluding the Redemption Date, plus any outstanding, related Reimbursement Amount.

     Reimbursement Amount: Either of the Class A-1 Reimbursement Amount or Class A-2 Reimbursement Amount, as appropriate.

     Related Documents: As defined in Section 2.01(c) of the Sale and Servicing Agreement.

     Relief Act Shortfall: Shortfalls in interest collections resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, that lead to either a Class A-1 Deficiency Amount or a Class A-2 Deficiency Amount.

     Removal Date: As defined in Section 2.07 of the Sale and Servicing
Agreement.

     Removal Notice Date: As defined in Section 2.07 of the Sale and Servicing Agreement.

     REO: A Mortgaged Property acquired by the Servicer or any sub-servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Repurchase Price: The sum of (a) the outstanding principal balance of the related Mortgage Loan as of such date of repurchase plus (b) any accrued interest as of such date.

     Required Payments: For either Class of Class A Securities (a) for any Payment Date other than the Final Scheduled Payment Date, the sum of (i) the related Interest Payment Amount (excluding any Relief Act Shortfalls) and (ii) the related Overcollateralization Deficit and (b) on the related Final Scheduled Payment Date, the related Class A Security Principal Balance.

     Reserve Fund: That account designated as the "Reserve Fund" that is created and maintained for the benefit of the Securityholders, Freddie Mac and the Insurer pursuant to Section 8.3 of the Pooling Agreement.

     Residual Certificate: As defined in Section 1.1 of the Trust Agreement.

     Residual Certificateholders: Holders of the Residual Certificates.

     Responsible Officer: With respect to the Trustee or any officer of the Trustee with direct responsibility for the administration of the Pooling Agreement and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of the Pooling Agreement, the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Sale and Servicing Agreement: The Sale and Servicing Agreement, dated as of June 1, 2000, by and among the Issuer, the Sponsor, the Servicer and the Trustee, as the same may be amended or supplemented from time to time.

     SEC: The Securities and Exchange Commission and any successor thereto.

     Security: A Class A-1 Certificate or a Class A-2 Note, but not any Residual Certificate.

     Securityholders: The Class A-1 Securityholders and the Class A-2 Securityholders.

     Security Owner: With respect to a Book-Entry Security, the Person who is the owner of such Book-Entry Security, with respect to a Definitive Security, the registered owner of such Definitive Security.

     Security Paying Agent: The Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.11 of the Pooling Agreement and is authorized by the Issuer to make payments to and distributions from the Collection Account, including payment of principal of or interest on the Securities on behalf of the Issuer.

     Security Principal Balance: The Class A-1 Certificate Principal Balance and/or the Class A-2 Note Principal Balance, as applicable.

     Security Rate: The Class A-1 Certificate Rate and/or the Class A-2 Note Rate, as applicable.

     Security Register: As defined in Section 3.3 of the Trust Agreement.

     Security Registrar: As defined in Section 3.3 of the Trust Agreement.

     Servicer: GreenPoint Mortgage Funding, Inc., a New York corporation, any successor thereto and, after its termination as Servicer, any successor.

     Servicing Certificate: A certificate completed and executed by a Servicing Officer in accordance with Section 4.01 of the Sale and Servicing Agreement.

     Servicing Fee: With respect to any Payment Date and each Pool, the product of (i) one-twelfth of 0.50% and (ii) the aggregate Principal Balance of the Mortgage Loans in such Pool on the first day of the Collection Period preceding such Payment Date (or at the Cut-Off Date with respect to the first Payment
Date).

     Servicing Fee Rate: 0.50% per annum.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loan whose name and specimen signature appear on a list of servicing officers furnished to the Trustee (with a copy to the Insurer) by the Servicer on the Closing Date, as such list may be amended from time to time.

     Six Month Rolling Pool Delinquency Rate: With respect to each Pool, as of any Payment Date beginning with the sixth Payment Date, a number equal to the average of the related Pool Delinquency Rates for each of the six immediately preceding Collection Periods.

     Specified Overcollateralization Amount: As applicable, the Pool I Specified Overcollateralization Amount or the Pool II Specified Overcollateralization Amount.

     Sponsor: GreenPoint Mortgage Securities Inc. or its successors-in-interest.

     Spread Squeeze Amount: With respect to Pool I and Pool II, (A) as of any Payment Date on or prior to the twelfth Payment Date, $0 and (B) as of any Payment Date after the twelfth Payment Date, a number equal to the product of
(I) two times the positive difference, if any of (x) 1.75% and (y) the related Spread Squeeze Percentage and (II) the related Pool Balance as of such Payment Date.

     Spread Squeeze Percentage: With respect to Pool I and Pool II and as of any Payment Date after the twelfth Payment Date, a fraction (expressed as a percentage), the numerator of which is the product of 12 and the related Available Funds with respect to such Pool for such Payment Date which remain on deposit in the Collection Account after taking into account the distributions listed in clauses (i) through (v) of Section 8.7(d) of the Pooling Agreement with respect to such Pool and such Payment Date and the denominator of which is the related Pool Balance as of such Payment Date.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

     Substitute Cut-Off Date: With respect to any Eligible Substitute Mortgage Loan, the opening of business on the first day of the calendar month in which such Eligible Substitute Mortgage Loan is conveyed to the Trust.

     Substitution Amounts: In connection with the delivery of any Eligible Substitute Mortgage Loan, if the outstanding principal amount of such Eligible Substitute Mortgage Loan as of the applicable Substitute Cut-Off Date is less than the related Principal Balance of the Mortgage Loan being replaced as of such Substitute Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Loan Rate net of the Servicing Fee, if any, of the Mortgage Loan being replaced.

     Termination Date: The latest of (i) the termination of the Policy and the return of the Policy to the Insurer for cancellation, (ii) the date on which the Insurer shall have received payment and performance of all Insurer Issuer Secured obligations owing to it, (iii) the date on which the Trustee shall have received payment and performance of all Trustee Issuer Secured Obligations and
(iv) the date on which Freddie Mac shall have received payment and performance of all Insurer Issuer Secured Obligations owing to it.

     Total Available Funds: The Pool I Total Available Funds and/or the Pool II Total Available Funds.

     Transfer Date: With respect to each Eligible Substitute Mortgage Loan, the date on which such Eligible Substitute Mortgage Loan shall have been transferred to the Trust.

     Trust Agreement: The Trust Agreement, dated as of June 1, 2000, by and between the Sponsor and the Owner Trustee, as the same may be amended and supplemented from time to time.

     Trust Property: All property and proceeds conveyed pursuant to Section 2.01 of the Sale and Servicing Agreement, and certain other rights under that Agreement.

     Trustee: Bankers Trust Company, a New York banking corporation, not in its individual capacity but as trustee under the Pooling Agreement, or any successor trustee under the Pooling Agreement.

     Trustee Fee: A fee which is separately agreed to between the Servicer and the Trustee.

     Trustee Fee Rate: The per annum rate at which the Trustee Fee is calculated.

     Trustee Issuer Secured Obligations: All amounts and obligations which the Issuer may at any time owe to the Trustee for the benefit of the Securityholders under the Pooling Agreement or the Securities.

     UCC: Unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

     Undercollateralization Amount: An amount initially equal to $2,625,145.73. For each Class and the related Pool on any Payment Date up to and including the Insured Undercollateralization Payment Date for such Class and the related Pool, the Undercollateralization Amount shall equal the excess, if any, (but only up to a maximum of $2,625,145.73) of the related Security Principal Balance over the related Pool Balance (after taking into account all payments of principal through and including such Payment Date, other than payments made with funds drawn from the Demand Note, the Policy or (with respect to the Class A-1 Certificates only) the Guarantee).

     Weighted Average Net Loan Rate: As to any Collection Period and with respect to each Pool, the average of the daily Net Loan Rate for each Mortgage Loan in such Pool for each day during the related Billing Cycle, weighted on the basis of the daily average of the related Principal Balances for each day in such Billing Cycle for each Mortgage Loan as determined by the Servicer in accordance with the Servicer's normal servicing procedures.

                                                                       EXHIBIT A

                                 [Form of Note]

             GREENPOINT HOME EQUITY LOAN TRUST 2000-1 CLASS A-2 NOTE


REGISTERED                                               $108,598,000

No. A-2-__                                               CUSIP NO. ____________


     Unless this Class A-2 Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Class A-2
Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    GREENPOINT HOME EQUITY LOAN TRUST 2000-1

                   CLASS A-2 VARIABLE RATE ASSET BACKED NOTES

     GreenPoint Home Equity Loan Trust 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or
registered assigns, the principal sum of ($      ), such amount payable on each
Payment Date in an amount equal to the result obtained by multiplying (i) a
fraction the numerator of which is $     and the denominator of which is $    by
(ii) the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class A-2 Notes pursuant to Section 8.6 of the Pooling Agreement; provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Payment Date in June 2026 (the "Final Scheduled Payment Date"). The Issuer will pay interest on this Certificate at the rate per annum provided in the Pooling Agreement on each Payment Date on the principal amount of this Class A-2 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-2 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from June 29, 2000. Interest will be computed on the basis of the actual number of days elapsed in a 360-day year. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note.

     The Securities are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-2 Notes on each Payment Date, all as more fully set forth in the Pooling Agreement.

     For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Securities as indebtedness of the Sponsor and hereby instructs the Trustee to treat the Securities as indebtedness of the Sponsor for federal and state tax reporting purposes. Each Securityholder by acceptance of a Security (and each owner of a beneficial interest in a Security by acceptance of such beneficial interest) agrees to treat the Securities for federal income, state and local income and franchise and any other income taxes as indebtedness of the Sponsor.

     Each Securityholder or Security Owner, by acceptance of this Class A-2 Note or, in the case of a Security Owner, a beneficial interest in a Security, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Class A-2 Notes or under the Pooling Agreement or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Sponsor, the Servicer, the Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note.

     Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Pooling Agreement referred to on the reverse hereof, or be valid or obligatory for any purpose.

     This Class A-2 Note is one of a duly authorized issue of Securities of the Issuer, designated as its Class A-2 Variable Rate Asset Backed Notes (herein called the "Class A-2 Notes"), all issued under a Pooling and Indenture Agreement dated as of June 1, 2000 (such agreement, as supplemented or amended, is herein called the "Pooling Agreement"), between the Issuer and Bankers Trust Company, as Trustee (the "Trustee,") which term includes any successor Trustee under the Pooling Agreement. Certain rights of Securityholders in the Class A-2 Notes are additionally described in the Trust Agreement dated as of June 1, 2000 (such trust agreement, as supplemented or amended is herein called the "Trust Agreement"), between GreenPoint Mortgage Securities, Inc., as sponsor, and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee," which term includes any successor Owner Trustee under the Trust Agreement).

     All terms used in this Class A-2 Note that are defined in the Pooling Agreement, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Pooling Agreement, as so supplemented or amended. If any such terms are not defined in the Pooling Agreement, as supplemented or amended, then such terms shall have the meanings assigned to them in or pursuant to the Trust Agreement, as so supplemented or amended.

     The Class A-1 Certificates and the Class A-2 Notes (together, the "Securities") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Pooling Agreement.

     Principal of the Class A-2 Notes will be payable on each Payment Date in an amount described in the Pooling Agreement. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 17, 2000. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.

     As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Pooling Agreement. Notwithstanding the foregoing, on the date on which a Rapid Amortization Period as described in Section 5.1(a) shall have occurred and be continuing and the Trustee or the Holders representing more than 50% of the Outstanding Amount of the Class A-2 Notes, with the prior written consent of the Insurer (so long as there is no continuing default by the Insurer in the performance of its obligations under the Policy) shall have the right among others to direct the Trustee to sell or liquidate the Pool II Mortgage Loans as provided in Section 12.1 of the Pooling Agreement and pay such amounts to the Holders of the Class A-2 Notes. All principal payments on the Class A-2 Notes shall be made pro rata to the Holders of the Class A-2 Notes entitled thereto. The Policy will cover any amounts by which such remaining net proceeds are insufficient to pay the Class A-2 Principal Balance, together with all accrued and unpaid interest thereon.

     Payments of interest on this Class A-2 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A-2 Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class A-2 Note (or one or more Predecessor Securities) on the Security Register as of the close of business on each Record Date, except that with respect to Class A-2 Note registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Security Register as of the applicable Record Date without requiring that this Security be submitted for notation of payment. Any reduction in the principal amount of this Security (or any one or more Predecessor Securities) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Pooling Agreement, for payment in full of the then remaining unpaid principal amount of this Class A-2 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-2 Note at the office designated by the Trustee for such purposes located in The City of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class A-2 Interest Rate to the extent lawful.

     As provided in the Pooling Agreement, the Class A-2 Notes may be redeemed pursuant to Section 10.1 of the Pooling Agreement, in whole, but not in part, at the option of the Sponsor (with the consent of the Insurer and Freddie Mac under certain circumstances), on any Payment Date on or after the date on which the Class A-2 Note Principal Balance is less than or equal to 10% of the Original Class A-2 Note Principal Balance.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Security Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Pooling Agreement, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Securities of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Securityholder or Security Owner, by acceptance of a Security or, in the case of a Security Owner, a beneficial interest in a Security covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Securities or under the Pooling Agreement or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Sponsor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Securityholder or Security Owner, by acceptance of a Security or, in the case of a Security Owner, a beneficial interest in a Security covenants and agrees that by accepting the benefits of the Pooling Agreement and the Trust Agreement that such Securityholder will not at any time institute against the Sponsor, or the Issuer or join in any institution against the Sponsor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Securities, the Trust Agreement, the Pooling Agreement or the Basic Documents.

     Prior to the due presentment for registration of transfer of this Security, the Issuer, the Trustee, the Insurer and Freddie Mac and any agent of the Issuer, the Trustee, the Insurer or Freddie Mac may treat the Person in whose name this Security (as of the day of determination or as of such other date as may be specified in the Pooling Agreement) is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Pooling Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Security under the Pooling Agreement at any time by the Issuer with the consent of the Insurer, Freddie Mac and of the Holders of Securities representing a majority of the Outstanding Amount of all Securities at the time Outstanding. Any such consent or waiver by the Holder of this Security (or any one of more Predecessor Securities) shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Security. The Pooling Agreement also permits the Trustee to amend or waive certain terms and conditions set forth in the Pooling Agreement without the consent of Holders of the Securities issued thereunder but with the consent of the Insurer and Freddie Mac.

     The term "Issuer" as used in this Security includes any successor to the Issuer under the Pooling Agreement or the Trust Agreement.

     The Class A-2 Notes are issuable only in registered form in denominations as provided in the Pooling Agreement, subject to certain limitations therein set forth.

     This Security, the Trust Agreement and the Pooling Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Trust Agreement or the Pooling Agreement and no provision of this Security, the Trust Agreement or of the Pooling Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Trust Agreement, the Pooling Agreement or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Security or the Pooling Agreement, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Security by the acceptance hereof agrees that except as expressly provided in the Pooling Agreement or the Basic Documents in the case of a Rapid Amortization Event with respect to the Class A-2 Notes under the Pooling Agreement, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Pooling Agreement or in this Security.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  June 29, 2000      GREENPOINT HOME EQUITY
                          LOAN TRUST 2000-1

                          By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee



                          By:
                              --------------------------------------------------
                                Name:
                                Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Pooling Agreement and Indenture.

Date:  June 29, 2000        BANKERS TRUST COMPANY, not in its
                            individual capacity but solely as Trustee,



                            By:
                                 ----------------------------------------------
                                            Authorized Signatory